Putnam
Income
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-04

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[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. For example, in the spring of this year we began showing expense and risk comparisons in shareholder reports. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam, and the dollar range of fund shares owned by these individuals.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Income Fund delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 15, 2004


Report from Fund Management

Fund highlights

 * For the fiscal year ended October 31, 2004, Putnam Income Fund's class A shares returned 5.70% without sales charges and 0.73% with maximum sales charges reflected.

 * The fund's benchmark, the Lehman Aggregate Bond Index, returned 5.53%.

 * The average return for the fund's Lipper category, Corporate Debt Funds A Rated, was 5.18%.

 * The fund's class A dividend was reduced to $0.015 per share in March 2004. See page 5 for more information.

 * See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

We're pleased to report that your fund's results at net asset value
(NAV) were in line with those of its benchmark and slightly ahead of the average return for its peer group. A number of factors contributed to this performance, including our management of your fund's duration, or sensitivity to changes in interest rates. We imple mented a defensive interest-rate posture -- shortening the duration -- at the beginning of 2004, in order to protect the fund's principal in anticipation of an upward spike in interest rates. That positioning proved of great benefit from March through May. When the yield curve started to flatten in June, we switched to a more neutral duration, another move that proved positive to returns, then resumed a defensive stance again during the last two months of the fund's fiscal year. Other factors that buoyed performance included strong security selection among asset-backed securities, BBB-rated home equity loans, and strategic investments in securities backed by different income streams provided by mortgages, including interest-only payments and principal-only securities.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 10/31/04
--------------------------------------------------
Class A
(inception 11/1/54)            NAV            POP
--------------------------------------------------
1 year                        5.70%          0.73%
--------------------------------------------------
5 years                      37.13          30.63
Annual average                6.52           5.49
--------------------------------------------------
10 years                     89.03          79.94
Annual average                6.57           6.05
--------------------------------------------------
Annual average
(life of fund)                8.17           8.06
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.75%. For the most recent month-end performance, visit www.putnaminvestments.com. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

FUND PROFILE

Putnam Income Fund seeks high current income consistent with what Putnam Management believes to be a prudent level of risk. The fund invests in a diversified portfolio composed mainly of corporate investment-grade bonds, U.S. government and agency bonds, and collateralized mortgage obligations.


Market overview

At the beginning of your fund's fiscal year, the bond market rallied amid significant uncertainty about the direction of the economy. Against that backdrop, most market participants felt that the Federal Reserve Board (the Fed) would wait to raise interest rates until signs of an economic rebound emerged. However, interest rates rose sharply in April, when the March employment report was released, indicating stronger-than-expected job creation. Investors shifted gears, expecting that inflation would soon start to appear and that the Fed would boost rates sooner than originally anticipated. The latter came to pass in June, when the Fed hiked the benchmark federal funds rate from 1.00% to 1.25%. While this set the stage for interest rates on the short end of the yield curve to start rising, long-term yields remained relatively stable, leading to a flatter yield curve. A rising federal budget deficit was another factor that led to stability on the long end and more upward pressure on the short end. As the period progressed, the Fed continued to raise short-term rates, to the point where the federal funds rate reached 1.75% by the end of October 2004.

Within this environment, bonds fared relatively well, with corporate bonds outperforming comparable Treasuries due to the relative health of the economy. Mortgage-backed securities also performed well despite interest-rate uncertainty and fluctuations in prepayment activity, largely due to sustained demand for them from Asian investors and commercial banks. Asset-backed securities -- instruments backed by auto, credit card, and other loan payments -- also posted positive relative gains, as did lower-quality home equity loans. Overall, non-Treasury bonds outperformed government bonds due to low volatility and low returns in the equity market, as well as demand from yield-hungry investors looking for additional returns in a low-rate environment.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.53%
-------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)                9.68%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             4.83%
-------------------------------------------------------------------------------
Lehman GNMA Index (Government National Mortgage Association
bonds)                                                                  5.25%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      9.42%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                 5.53%
-------------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                  17.99%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/04.
-------------------------------------------------------------------------------

Strategy overview

As we mentioned above, we moved early in 2004 to a defensive positioning with the fund in anticipation of rising interest rates. When the yield curve flattened, we adopted a more neutral stance, and then became defensive once again in the latter stages of the period. Within the corporate allocation, we had a bias toward lower-quality bonds because they offered better value and tend to be less susceptible to rising rates than higher-quality alternatives. Overall, we underweighted the corporate sector, feeling that current valuations for corporate bonds may be unsustainable, predicated on strong economic growth and low inflation. Any surprise regarding interest rates, the relative strength of the U.S. dollar, or a major credit event could leave the corporate bond market vulnerable to underperformance relative to Treasuries. Hence, we are waiting for some sort of dislocation before becoming more aggressive in that part of the market. We underweighted mortgage-backed securities relative to the benchmark. However, at the same time, we favored higher-coupon premium mortgages in that sector due to our belief that they should outperform in a rising interest-rate environment. Shorter-maturity asset-backed securities and commercial mortgage-backed securities were significantly overweighted due to their defensive qualities. We believed that they would hold up better if rates continue to rise or if Treasuries start to outperform other asset classes.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                                 as of 4/30/04         as of 10/31/04

Mortgage-backed
securities                           56.6%                 51.4%

Asset-backed
securities                           13.1%                 18.9%

Investment-grade
bonds                                21.3%                 17.1%

U.S. government
bonds                                 6.9%                 11.6%

High-yield bonds                      2.1%                  1.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings/sector allocations affected performance

Your fund's performance benefited from our decision to maintain a defensive approach. In particular, our interest-rate positioning in March and April of 2004 helped to insulate the portfolio from the negative effects of rising interest rates. Another contributing factor for the fund was successful security selection among corporate bonds. We avoided investments in insurance-related bonds and telecommunications, two areas that deteriorated earlier in the year. The fund also profited from investments in "crossover credits," meaning bonds of companies that started as non-investment-grade but then were rewarded with credit upgrades and moved into the investment-grade universe. Key contributors to performance from this area included bonds issued by Waste Management, Park Place Entertainment, DR Horton, Western Resources, Potomac Edison, and Monongahela Power.

Other areas that provided positive performance for the fund were our investments in lower-rated home equity loans, collateralized mortgage obligations, asset-backed securities, and commercial mortgage-backed securities.

On the downside, it appears our shifting of the corporate bond allocation to a more defensive position was a bit premature. We believed that the sector was fully valued, and underestimated the continued, intense demand for corporate bonds that caused them to continue their strong performance. At the same time, we believed that it was important to pursue this strategy, and feel that it should pay off through the balance of 2004 and into 2005. In addition, our decision to underweight mortgage-backed securities also held back performance somewhat. We would have done better by holding a neutral position in this sector.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

AAA (67.2%)

AA (2.9%)

A (7.9%)

BBB (15.6%)

BB (3.8%)

B (0.2%)

Other (2.4%)

Footnote reads:
As a percentage of market value as of 10/31/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

OF SPECIAL INTEREST

In March 2004, your fund's monthly dividend was reduced to $0.015 for class A shares. Comparable adjustments were made with regard to the other share classes. This adjustment was a reflection of the interest-rate declines that had, at that time, reduced the yield on 10-year Treasuries by over 12% and the yield on 2-year Treasuries by over 17%. Your fund's dividend is regularly re-evaluated to be sure it reflects current earnings projections.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We expect the Federal Reserve Board to continue to tighten monetary policy through the end of 2004 and into the first half of 2005. From that point -- when we feel the federal funds rate should be in the 3% range -- we believe the Fed will remain neutral or even slightly accommodative toward growth. In our opinion, this progression should put upward pressure on yields, particularly among short-maturity bonds. Other issues affecting the bond markets likely will be the federal government's burgeoning budget deficit and expanding current account deficit. We anticipate that interest rates should continue to climb at a slow pace, at a time when improving economic growth could prove to be more challenging to the price performance of non-Treasury credit markets. Valuations for both investment-grade and high-yield corporate bonds are currently high, in our opinion, so we expect them to recede to more neutral levels. Among mortgage-backed securities, we anticipate that increases in short-term interest rates should reduce prepayment activity. Therefore, we currently favor premium, high-coupon mortgages that we believe should be relatively immune to these factors, as well as such mortgage securities as those backed by interest only streams as the best-positioned opportunities for outperformance. Overall, we intend to maintain a defensive positioning for the next several months, feeling that opportunities to become more aggressive may start to present themselves by the end of the first quarter of 2005.

Kevin Cronin and Rob Bloemker may also manage other accounts advised by Putnam Management or an affiliate.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.


Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader and Rob Bloemker is a
Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows fund ownership, in dollar ranges, by the fund's current Portfolio Leader and Portfolio Member. Information shown is for the current and prior year ended November 30.



-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Kevin Cronin        2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003      *
-------------------------------------------------------------------------------------------------------------
Rob Bloemker        2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------



Other funds managed by the Portfolio Leader and Portfolio Member

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Limited Duration
Government Income Fund*, and Putnam U.S. Government Income Trust. He is a Portfolio Member of The George Putnam Fund of Boston and Putnam Equity Income Fund.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Limited Duration Government Income Fund*, and Putnam U.S. Government Income Trust.

Kevin Cronin and Rob Bloemker may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended October 31, 2004, Portfolio Member James Prusko left your fund's management team.

* Formerly Putnam Intermediate U.S. Government Income Fund.


Performance summary

This section shows your fund's performance during its fiscal year, which ended October 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/04
----------------------------------------------------------------------------------------------------------------------------
                                Class A              Class B               Class C               Class M          Class R
(inception dates)              (11/1/54)             (3/1/93)             (7/26/99)            (12/14/94)        (1/21/03)
----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------
1 year                     5.70%      0.73%      4.79%     -0.21%      4.79%      3.79%      5.40%      2.01%      5.47%
----------------------------------------------------------------------------------------------------------------------------
5 years                   37.13      30.63      31.89      29.89      31.96      31.96      35.29      30.80      35.45
Annual average             6.52       5.49       5.69       5.37       5.70       5.70       6.23       5.52       6.26
----------------------------------------------------------------------------------------------------------------------------
10 years                  89.03      79.94      75.58      75.58      75.21      75.21      84.32      78.31      84.36
Annual average             6.57       6.05       5.79       5.79       5.77       5.77       6.31       5.95       6.31
----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.17       8.06       7.15       7.15       7.35       7.35       7.70       7.63       7.90
----------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 10/31/94 to 10/31/04

                   Fund's class A       Lehman Aggregate
Date                shares at POP          Bond Index

10/31/94                9,525                10,000
10/31/95               11,064                11,565
10/31/96               11,737                12,241
10/31/97               12,779                13,330
10/31/98               13,135                14,574
10/31/99               13,123                14,652
10/31/00               13,699                15,721
10/31/01               15,534                18,010
10/31/02               16,144                19,070
10/31/03               17,023                20,006
10/31/04              $17,994               $21,112

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,558 and $17,521, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $18,432 ($17,831 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $18,436. See first page of performance section for performance calculation method.



------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/04
------------------------------------------------------------------------
                                Lehman         Lipper Corporate
                               Aggregate      Debt Funds A Rated
                              Bond Index       category average*
------------------------------------------------------------------------
1 year                           5.53%               5.18%
------------------------------------------------------------------------
5 years                         44.10               39.04
Annual average                   7.58                6.80
------------------------------------------------------------------------
10 years                       111.12              100.19
Annual average                   7.76                7.16
------------------------------------------------------------------------
Annual average
(life of fund)                     --+                 --+
------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-, 5-, and 10-year periods ended 10/31/04, there were 211, 129, and 68 funds, respectively, in this Lipper category.

 + The benchmark and Lipper category were not in existence at the time of the fund's inception. The Lehman Aggregate Bond Index commenced 12/31/75. This Lipper category commenced 12/31/59.


---------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/04
---------------------------------------------------------------------------------------------------
                            Class A        Class B        Class C        Class M        Class R
---------------------------------------------------------------------------------------------------
Distributions (number)           12             12             12             12             12
---------------------------------------------------------------------------------------------------
Income                        $0.196         $0.145         $0.146         $0.183         $0.181
---------------------------------------------------------------------------------------------------
Capital gains                    --             --             --             --             --
---------------------------------------------------------------------------------------------------
Total                         $0.196         $0.145         $0.146         $0.183         $0.181
---------------------------------------------------------------------------------------------------
Share value:               NAV       POP       NAV            NAV      NAV        POP       NAV
---------------------------------------------------------------------------------------------------
10/31/03                  $6.69     $7.02     $6.65          $6.67    $6.63      $6.85     $6.69
---------------------------------------------------------------------------------------------------
10/31/04                   6.87      7.19*     6.82           6.84     6.80       7.03      6.87
---------------------------------------------------------------------------------------------------
Current return
(end of period)
---------------------------------------------------------------------------------------------------
Current dividend rate 1   2.62%     2.50%     1.94%          1.93%    2.47%      2.39%     2.45%
---------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2               2.59      2.47      1.85           1.85     2.34       2.26      2.33
---------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on January 28, 2004.

 1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 2 Based only on investment income, calculated using SEC guidelines.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (11/1/54)              (3/1/93)             (7/26/99)            (12/14/94)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
1 year                     4.07%     -0.92%      3.31%     -1.69%      3.31%      2.31%      3.91%      0.46%      3.99%
---------------------------------------------------------------------------------------------------------------------------
5 years                   36.14      29.72      31.13      29.13      31.06      31.06      34.51      30.06      34.70
Annual average             6.36       5.34       5.57       5.25       5.56       5.56       6.11       5.40       6.14
---------------------------------------------------------------------------------------------------------------------------
10 years                  87.32      78.38      73.96      73.96      73.75      73.75      82.93      77.01      83.00
Annual average             6.48       5.96       5.69       5.69       5.68       5.68       6.23       5.88       6.23
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.17       8.06       7.15       7.15       7.35       7.35       7.70       7.63       7.90
---------------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Income Fund from May 1, 2004, to October 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 10/31/04
------------------------------------------------------------------------------
                       Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Expenses paid per
$1,000*                 $5.07       $8.90      $8.90      $6.35      $6.35
------------------------------------------------------------------------------
Ending value (after
expenses)           $1,039.10   $1,034.00  $1,034.10  $1,038.60  $1,038.20
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2004, use the calculation method below. To find the value of your investment on May 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 05/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 5/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $5.07 (see table above) = $50.70
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 10/31/04
-----------------------------------------------------------------------------
                     Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                $5.03      $8.82      $8.82      $6.29      $6.29
-----------------------------------------------------------------------------
Ending value (after
expenses)          $1,020.16  $1,016.39  $1,016.39  $1,018.90  $1,018.90
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio+            0.99%      1.74%      1.74%      1.24%      1.24%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                   1.04%      1.79%      1.79%      1.29%      1.29%
-----------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 9/30/04. To facilitate comparison, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Income Fund          441%       251%       268%       234%       207%
------------------------------------------------------------------------------
Lipper Corporate Debt Funds
A Rated category
average                     160%       164%       146%       160%       141%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.17

Taxable bond
fund average           0.31

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of September 30, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment-grade bonds.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund, including the fund's portfolio, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
December 22, 2004


The fund's portfolio
October 31, 2004

U.S. government and agency mortgage obligations (35.7%) (a)
Principal amount                                                          Value

U.S. Government Guaranteed Mortgage Obligations (0.1%)
-------------------------------------------------------------------------------
               Government National Mortgage
               Association Graduated Payment Mortgages
       $83,756 11s, with due dates from March 15,
               2010 to July 15, 2013                                    $95,564
               Government National Mortgage
               Association Pass-Through
               Certificates
     1,984,581 7s, with due dates from April 15,
               2026 to December 15, 2031                              2,142,746
                                                                 --------------
                                                                      2,238,310

U.S. Government Agency Mortgage Obligations (35.6%)
-------------------------------------------------------------------------------
               Federal Home Loan Mortgage
               Corporation
        67,890 7 1/2s, December 1, 2029                                  73,046
        59,096 7s, January 1, 2015                                       62,784
       266,022 Federal National Mortgage
               Association Graduated Payment
               Mortgages 8s, December 1, 2008                           287,937
               Federal National Mortgage
               Association Pass-Through Certificates
        29,126 11s, October 1, 2015                                      33,072
       687,648 9s, with due dates from January 1,
               2027 to July 1, 2032                                     754,015
     2,911,906 8s, with due dates from January 1,
               2025 to July 1, 2033                                   3,172,279
     3,276,668 7 1/2s, with due dates from
               September 1, 2022 to July 1, 2033                      3,515,389
   262,494,597 7s, with due dates from August 1,
               2021 to September 1, 2034                            279,329,836
     3,039,585 7s, with due dates from January 1,
               2007 to January 1, 2018                                3,199,194
    13,006,602 6 1/2s, with due dates from October
               1, 2023 to August 1, 2034                             13,714,496
       369,780 6 1/2s, with due dates from
               September 1, 2010 to February 1,
               2019                                                     392,982
   200,500,000 6 1/2s, TBA, November 1, 2034                        210,775,625
       449,852 6s, with due dates from October 1,
               2033 to October 1, 2034                                  467,178
     4,381,390 6s, with due dates from August 1,
               2013 to November 1, 2017                               4,606,016
   214,400,000 6s, TBA, November 1, 2034                            222,306,000
     1,002,623 6s, TBA, October 1, 2034                               1,061,292
   114,775,000 5 1/2s, TBA, November 1, 2033                        116,873,225
       380,946 5s, June 1, 2019                                         389,383
   123,200,000 5s, TBA, November 1, 2019                            125,702,500
       801,239 4s, June 1, 2019                                         788,219
                                                                 --------------
                                                                    987,504,468
                                                                 --------------
               Total U.S. government and agency
               mortgage  obligations
               (cost $983,466,234)                                 $989,742,778

U.S. government agency obligations (2.1%) (a) (cost $57,178,797)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $49,956,000 Fannie Mae 7 1/4s, January 15, 2010                  $58,236,682

U.S. treasury obligations (2.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               U.S. Treasury Notes
   $14,000,000 4 1/4s, August 15, 2014                              $14,249,375
     2,085,000 4 1/4s, November 15, 2013                              2,128,003
    38,700,000 3 7/8s, May 15, 2009                                  39,794,482
     3,934,000 3 1/4s, August 15, 2008                                3,965,964
                                                                 --------------
               Total U.S. Treasury Obligations
               (cost $60,079,839)                                   $60,137,824

Corporate bonds and notes (17.3%) (a)
Principal amount                                                          Value

Basic Materials (1.0%)
-------------------------------------------------------------------------------
    $2,195,000 Avery Dennison Corp. notes 4 7/8s,
               2013                                                  $2,235,855
     1,850,000 Dow Chemical Co. (The) debs. 8.55s,
               2009                                                   2,194,429
       880,000 Dow Chemical Co. (The) notes 5 3/4s,
               2009                                                     948,031
     1,950,000 Dow Chemical Co. (The) Pass Through
               Trust 144A company guaranty 4.027s,
               2009                                                   1,895,284
     1,100,000 Eastman Chemical Co. notes 3 1/4s,
               2008                                                   1,080,546
     2,000,000 Falconbridge, Ltd. bonds 5 3/8s,
               2015 (Canada)                                          2,015,318
       970,000 Georgia-Pacific Corp. sr. notes 8s,
               2014                                                   1,115,500
       610,000 ICI Wilmington, Inc. company
               guaranty 5 5/8s, 2013 (S)                                631,219
     1,550,000 ICI Wilmington, Inc. company
               guaranty 4 3/8s, 2008                                  1,569,475
       770,000 Inco, Ltd. bonds 5.7s, 2015 (Canada)                     803,118
     1,191,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                  1,324,988
     1,225,000 Lubrizol Corp. (The) sr. notes
               5 1/2s, 2014                                           1,235,165
     2,365,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                  2,636,975
     1,118,000 Monsanto Co. notes 4s, 2008                            1,127,448
       390,000 Monsanto Co. sr. notes 7 3/8s, 2012                      459,425
       770,000 Praxair, Inc. notes 6 3/8s, 2012 (S)                     870,502
     1,310,000 Weyerhaeuser Co. debs. 7.95s, 2025                     1,594,883
       860,000 Weyerhaeuser Co. debs. 7 1/8s, 2023                      959,776
     1,225,000 Weyerhaeuser Co. notes 6 3/4s, 2012                    1,386,412
       335,000 WMC Finance USA company guaranty
               6 1/4s, 2033 (Australia)                                 348,005
       615,000 WMC Finance USA company guaranty
               5 1/8s, 2013 (Australia)                                 623,303
                                                                 --------------
                                                                     27,055,657

Capital Goods (0.7%)
-------------------------------------------------------------------------------
       105,000 Boeing Capital Corp. sr. notes 6.1s,
               2011                                                     115,382
       990,000 Boeing Co. (The) debs. 6 7/8s, 2043                    1,135,577
       225,000 Bunge, Ltd. Finance Corp. company
               guaranty 7.8s, 2012                                      267,303
     1,165,000 Bunge, Ltd. Finance Corp. company
               guaranty 4 3/8s, 2008                                  1,177,491
       705,000 Bunge, Ltd. Finance Corp. notes
               5 7/8s, 2013                                             747,326
       380,000 Litton Industries, Inc. sr. notes
               8s, 2009                                                 442,565
     1,680,000 Lockheed Martin Corp. bonds 8 1/2s,
               2029                                                   2,256,164
     1,900,000 Northrop Grumman Corp. company
               guaranty 7 1/8s, 2011                                  2,190,738
       655,000 Northrop Grumman Corp. notes 4.079s,
               2006                                                     666,607
       235,000 Raytheon Co. bonds 5 3/8s, 2013                          245,610
       825,000 Raytheon Co. debs. 7s, 2028                              944,183
       796,000 Raytheon Co. debs. 6s, 2010                              876,620
     1,410,000 Raytheon Co. notes 8.3s, 2010                          1,691,186
     1,105,000 Raytheon Co. notes 4.85s, 2011                         1,137,206
     1,135,000 Sealed Air Corp. 144A bonds 6 7/8s,
               2033                                                   1,214,661
     1,315,000 Sealed Air Corp. 144A notes 5 5/8s,
               2013 (S)                                               1,353,601
     1,640,000 Waste Management, Inc. sr. notes
               7 3/8s, 2010                                           1,900,140
                                                                 --------------
                                                                     18,362,360

Communication Services (2.1%)
-------------------------------------------------------------------------------
     1,135,000 Ameritech Capital Funding company
               guaranty 6 1/4s, 2009                                  1,225,801
        30,000 AT&T Wireless Services, Inc. notes
               8 1/8s, 2012                                              36,599
     2,000,000 AT&T Wireless Services, Inc. sr.
               notes 8 3/4s, 2031                                     2,685,036
     3,665,000 AT&T Wireless Services, Inc. sr.
               notes 7 7/8s, 2011                                     4,366,140
     1,800,000 Bellsouth Capital Funding notes
               7 3/4s, 2010                                           2,105,735
     2,165,000 Deutsche Telekom International
               Finance BV bonds 8 1/2s,  2010
               (Netherlands)                                          2,608,303
     2,915,000 Deutsche Telekom International
               Finance BV company guaranty
               8 3/4s, 2030 (Netherlands)                             3,818,446
     1,075,000 France Telecom notes 9 1/4s, 2031
               (France)                                               1,451,184
     3,935,000 France Telecom notes 7 3/4s, 2011
               (France)                                               4,726,033
     1,450,000 Koninklijke (Royal) KPN NV sr.
               unsub. notes 8 3/8s,  2030
               (Netherlands)                                          1,889,318
     2,265,000 Nextel Communications, Inc. sr.
               notes 5.95s, 2014                                      2,315,963
       500,000 SBC Communications, Inc. notes 5.1s,
               2014                                                     503,478
       495,000 SBC Communications, Inc. notes
               4 1/8s, 2009                                             497,688
     3,550,000 Sprint Capital Corp. company
               guaranty 7 5/8s, 2011 (S)                              4,151,927
     5,310,000 Sprint Capital Corp. company
               guaranty 6 7/8s, 2028                                  5,702,542
     1,810,000 Telecom Italia Capital SA company
               guaranty 6 3/8s, 2033 (Luxembourg)
               (S)                                                    1,878,547
     1,575,000 Telecom Italia Capital SA company
               guaranty 5 1/4s,  2013 (Luxembourg)                    1,612,624
     2,165,000 Telecom Italia Capital SA company
               guaranty 4s, 2008 (Luxembourg)                         2,179,415
     2,975,000 Telefonica Europe BV company
               guaranty 7 3/4s, 2010 (Netherlands)                    3,526,550
     1,030,000 United States Cellular Corp. notes
               6.7s, 2033                                             1,045,161
     4,740,000 Verizon New England, Inc. sr. notes
               6 1/2s, 2011                                           5,270,994
     1,420,000 Verizon Virginia, Inc. debs. Ser. A,
               4 5/8s, 2013                                           1,399,781
       895,000 Vodafone Group PLC notes 7 7/8s,
               2030 (United Kingdom) (S)                              1,150,327
     1,385,000 Vodafone Group PLC notes 7 3/4s,
               2010 (United Kingdom)                                  1,629,590
                                                                 --------------
                                                                     57,777,182

Conglomerates (0.2%)
-------------------------------------------------------------------------------
     1,670,000 Tyco International Group SA company
               guaranty 7s,  2028 (Luxembourg)                        1,909,341
     2,467,000 Tyco International Group SA company
               guaranty 6 3/4s,  2011 (Luxembourg)                    2,790,199
                                                                 --------------
                                                                      4,699,540

Consumer Cyclicals (1.7%)
-------------------------------------------------------------------------------
     1,770,000 Cendant Corp. notes 6 1/4s, 2010                       1,931,865
     2,150,000 Cendant Corp. sr. notes 7 3/8s, 2013
               (S)                                                    2,501,922
     2,144,000 D.R. Horton, Inc. company guaranty
               8s, 2009                                               2,417,360
     1,335,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                   1,338,338
     4,365,000 DaimlerChrysler NA Holding Corp.
               company guaranty 7.2s, 2009                            4,921,350
     4,980,000 DaimlerChrysler NA Holding Corp.
               company guaranty  Ser. D, 3.4s, 2004                   4,986,347
     1,040,000 Federated Department Stores, Inc.
               sr. notes 6 5/8s, 2011 (S)                             1,167,648
     2,875,000 Ford Motor Co. debs. 9.98s, 2047                       3,543,271
     5,185,000 Ford Motor Credit Corp. notes
               7 3/8s, 2009                                           5,639,216
     2,265,000 General Motors Acceptance Corp.
               bonds 8s, 2031                                         2,344,379
       630,000 General Motors Acceptance Corp.
               notes 6 7/8s, 2012                                       655,860
       315,000 General Motors Corp. notes 7.2s,
               2011 (S)                                                 331,827
     1,105,000 GTECH Holdings Corp. notes 4 3/4s,
               2010                                                   1,120,264
     1,215,000 Hilton Hotels Corp. notes 8 1/4s,
               2011                                                   1,451,925
       680,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                     802,400
       914,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                            1,049,543
     1,570,000 Lennar Corp. company guaranty
               Ser. B, 9.95s, 2010 (S)                                1,705,413
       705,000 May Department Stores Co. 144A notes
               5 3/4s, 2014                                             728,065
       945,000 Nordstrom, Inc. debs. 6.95s, 2028                      1,058,222
       465,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                       526,613
       555,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                           623,681
       195,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                             195,975
     3,200,000 Pulte Homes, Inc. company guaranty
               7 7/8s, 2011 (S)                                       3,734,602
     1,570,000 RadioShack Corp. notes 7 3/8s, 2011                    1,818,468
                                                                 --------------
                                                                     46,594,554

Consumer Staples (1.8%)
-------------------------------------------------------------------------------
     1,245,000 AOL Time Warner, Inc. bonds 7 5/8s,
               2031 (S)                                               1,475,088
     1,915,000 Archer Daniels Midland Co. debs.
               8 1/8s, 2012                                           2,377,605
       505,000 AT&T Broadband Corp. company
               guaranty 8 3/8s, 2013                                    619,585
     2,820,000 Cadbury Schweppes US Finance, LLC
               144A notes 3 7/8s, 2008                                2,839,768
       450,000 Chancellor Media Corp. company
               guaranty 8s, 2008                                        509,807
     1,020,000 Clear Channel Communications, Inc.
               sr. notes 5 3/4s, 2013                                 1,056,357
       660,000 ConAgra Foods, Inc. notes 7 7/8s,
               2010                                                     780,892
       910,000 ConAgra Foods, Inc. notes 6 3/4s,
               2011                                                   1,033,879
       445,000 Cox Communications, Inc. notes
               7 3/4s, 2010                                             510,657
     1,665,000 Cox Enterprises, Inc. 144A notes 8s,
               2007                                                   1,797,852
     1,046,052 CVS Corp. 144A pass-through
               certificates 6.117s, 2013                              1,132,589
     1,110,000 Diageo PLC company guaranty 8s, 2022
               (United Kingdom)                                       1,440,855
       595,000 Foster's Finance Corp. 144A notes
               4 7/8s, 2014                                             596,605
     2,740,000 Fred Meyer, Inc. Holding Co. company
               guaranty 7.45s, 2008                                   3,064,986
       175,000 Grand Metro Investment Corp. company
               guaranty 9s, 2011                                        222,639
     2,440,000 Hormel Foods Corp. notes 6 5/8s,
               2011                                                   2,752,144
     2,435,000 Johnson (SC) & Son, Inc. 144A bonds
               5 3/4s, 2033                                           2,468,944
     4,795,000 Jones Intercable, Inc. sr. notes
               7 5/8s, 2008                                           5,362,929
        30,000 Liberty Media Corp. bonds 7 7/8s,
               2009                                                      33,878
     1,655,000 Liberty Media Corp. sr. notes 5.7s,
               2013                                                   1,671,765
     2,160,000 Miller Brewing Co. 144A notes
               5 1/2s, 2013 (S)                                       2,266,662
       900,000 News America Holdings, Inc. company
               guaranty 7 3/8s, 2008                                  1,005,057
       255,000 News America, Inc. company guaranty
               4 3/4s, 2010                                             261,204
       525,000 TCI Communications, Inc. debs. 9.8s,
               2012                                                     676,482
     2,290,000 TCI Communications, Inc. debs.
               8 3/4s, 2015                                           2,908,911
     1,820,000 TCI Communications, Inc. debs.
               7 7/8s, 2013                                           2,152,043
       795,000 Time Warner, Inc. debs. 9.15s, 2023                    1,047,385
     3,795,000 Time Warner, Inc. debs. 9 1/8s, 2013                   4,863,930
     1,215,000 Time Warner, Inc. notes 8.18s, 2007                    1,367,207
       640,000 Tyson Foods, Inc. notes 8 1/4s, 2011                     761,117
       745,000 USA Interactive notes 7s, 2013 (S)                       824,094
       765,000 Yum! Brands, Inc. sr. notes 8 7/8s,
               2011                                                     954,790
                                                                 --------------
                                                                     50,837,706

Energy (0.7%)
-------------------------------------------------------------------------------
       960,000 Amerada Hess Corp. notes 7 3/8s,
               2009                                                   1,092,121
       390,000 Amerada Hess Corp. unsub notes
               6.65s, 2011                                              435,795
     1,210,000 Anadarko Finance Co. company
               guaranty Ser. B, 6 3/4s, 2011                          1,377,134
       844,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                             890,420
       735,000 Buckeye Partners LP notes 5.3s, 2014                     748,629
       770,000 Enterprise Products Operating LP
               144A sr. notes 5.6s, 2014                                784,647
       955,000 Enterprise Products Operating LP
               144A sr. notes 4 5/8s, 2009                              964,840
       375,000 Enterprise Products Operating LP
               144A sr. notes 4s, 2007                                  377,954
     1,610,000 Kerr-McGee Corp. company guaranty
               6 7/8s, 2011                                           1,828,733
     1,950,000 MidAmerican Energy Holdings Co. sr.
               notes 4 5/8s, 2007                                     1,997,789
       345,000 MidAmerican Energy Holdings Co. sr.
               notes 3 1/2s, 2008                                       340,795
     3,120,000 Motiva Enterprises, LLC 144A sr.
               notes 5.2s, 2012                                       3,224,918
     1,100,000 Ocean Energy, Inc. company guaranty
               7 1/4s, 2011                                           1,268,807
       940,000 Petro-Canada, Ltd. bonds 5.35s, 2033
               (Canada)                                                 863,238
       890,000 Phillips Petroleum Co. notes 8 3/4s,
               2010                                                   1,102,989
     1,420,000 Schlumberger Technology Corp. 144A
               notes 6 1/2s, 2012                                     1,602,788
       770,000 Sunoco, Inc. notes 4 7/8s, 2014                          767,240
       420,000 XTO Energy, Inc. sr. notes 7 1/2s,
               2012                                                     496,939
                                                                 --------------
                                                                     20,165,776

Financial (5.8%)
-------------------------------------------------------------------------------
     1,695,000 Allfirst Financial, Inc. sub. notes
               7.2s, 2007                                             1,865,700
       730,000 American General Finance Corp. sr.
               notes Ser. MTN1, 4 5/8s, 2009                            750,052
     4,265,000 Associates First Capital Corp. debs.
               6.95s, 2018 (S)                                        5,019,090
     5,285,000 Associates First Capital Corp. sub.
               debs. 8.15s, 2009                                      6,213,786
     2,070,000 AXA Financial, Inc. sr. notes
               7 3/4s, 2010                                           2,432,500
     2,415,000 Bank of America Corp. sub. notes
               7 3/4s, 2015                                           2,942,098
     5,540,000 Bank of America Corp. sub. notes
               7.4s, 2011                                             6,490,586
       735,000 Bank of New York Co., Inc. (The) sr.
               sub. notes FRN 3.4s, 2013                                721,894
     1,697,000 Bank One Corp. sub. notes 7.6s, 2007                   1,878,430
     5,325,000 Bank United Corp. notes Ser. A, 8s,
               2009                                                   6,196,058
       980,000 Block Financial Corp. notes 5 1/8s,
               2014                                                     974,999
       250,000 Capital One Bank notes 6 1/2s, 2013                      274,535
       735,000 Capital One Bank notes Ser. BKNT,
               4 7/8s, 2008                                             763,245
       775,000 Capital One Bank sr. notes
               Ser. BKNT, 6.7s, 2008                                    851,758
     1,035,000 CenterPoint Properties Trust notes
               Ser. MTN, 4 3/4s, 2010                                 1,044,059
       155,000 CIT Group, Inc. sr. notes 7 3/4s,
               2012                                                     185,014
     4,820,000 CIT Group, Inc. sr. notes 5s, 2014                     4,838,706
     3,430,000 Citigroup, Inc. debs. 6 5/8s, 2028                     3,828,103
     4,379,000 Citigroup, Inc. 144A sub. notes 5s,
               2014                                                   4,442,916
       870,000 Colonial Properties Trust notes
               6 1/4s, 2014                                             904,166
     2,090,000 Countrywide Home Loans, Inc. company
               guaranty Ser. K,  5 5/8s, 2007                         2,202,480
     2,240,000 Countrywide Home Loans, Inc. company
               guaranty Ser.  MTNL, 4s, 2011                          2,185,850
       490,000 Credit Suisse First Boston USA, Inc.
               notes 6 1/8s, 2011 (S)                                   537,611
       600,000 Developers Diversified Realty Corp.
               notes 4 5/8s, 2010                                       600,600
     2,400,000 Equity One, Inc. company guaranty
               3 7/8s, 2009                                           2,337,985
     4,955,000 First Chicago NBD Corp. sub. notes
               6 3/8s, 2009                                           5,555,613
     6,370,000 First Union National Bank sub. notes
               7.8s, 2010                                             7,540,105
        65,000 FleetBoston Financial Corp. sub.
               notes 7 3/8s, 2009                                        74,986
     5,215,000 Franchise Finance Corp. of America
               sr. notes 8 3/4s, 2010 (R)                             6,544,700
     2,165,000 Fund American Cos., Inc. notes
               5 7/8s, 2013                                           2,208,852
     1,000,000 General Electric Capital Corp. notes
               Ser. A, 6 3/4s, 2032                                   1,166,221
     1,190,000 General Electric Capital Corp. notes
               Ser. A, 6s, 2012                                       1,306,564
       280,000 General Electric Capital Corp. notes
               Ser. MTNA, 6 1/8s, 2011                                  309,545
     2,020,000 Goldman Sachs Group, Inc. (The)
               notes 4 3/4s, 2013                                     1,996,758
       790,000 Greenpoint Capital Trust I company
               guaranty 9.1s, 2027                                      912,629
     1,300,000 Hartford Financial Services Group,
               Inc. (The) sr. notes 7.9s, 2010                        1,524,211
     1,310,000 Heller Financial, Inc. notes 7 3/8s,
               2009                                                   1,517,256
       880,000 Heritage Property Investment Trust
               company guaranty  5 1/8s, 2014 (R)                       857,664
     2,585,000 Hospitality Properties Trust notes
               6 3/4s, 2013 (R)                                       2,821,840
     4,090,000 Household Finance Corp. notes 8s,
               2010                                                   4,856,315
     6,135,000 Household Finance Corp. notes 7s,
               2012                                                   7,087,735
     3,430,000 Household Finance Corp. notes
               6 3/4s, 2011                                           3,879,827
       710,000 HRPT Properties Trust bonds 5 3/4s,
               2014 (R)                                                 720,479
       660,000 HRPT Properties Trust notes 6 1/4s,
               2016 (R)                                                 694,993
     2,440,000 International Lease Finance Corp.
               notes 4.35s, 2008                                      2,489,770
       305,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                         351,523
     1,645,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                               1,789,058
       550,000 iStar Financial, Inc. sr. notes 6s,
               2010 (R)                                                 582,690
     1,090,000 John Hancock Global Funding II 144A
               notes 7.9s, 2010                                       1,293,338
     2,195,000 JPMorgan Chase & Co. sub. notes
               5 1/8s, 2014                                           2,230,291
       655,000 Kimco Realty Corp. notes Ser. MTNC,
               5.19s, 2013                                              666,333
     1,095,000 Lehman Brothers Holdings, Inc. notes
               6 5/8s, 2012                                           1,234,991
       955,000 Merrill Lynch & Co., Inc. notes
               Ser. B, 4 3/4s, 2009                                     984,475
       665,000 Metlife, Inc. sr. notes 6 1/8s, 2011                     724,992
     1,060,000 Morgan Stanley Dean Witter & Co. sr.
               notes 6 3/4s, 2011                                     1,203,167
       105,000 National City Bank bonds 4 5/8s,
               2013                                                     104,213
     2,410,000 National City Bank sub. notes
               Ser. BKNT, 6 1/4s, 2011                                2,649,564
       815,000 Nationwide Financial Services, Inc.
               notes 5 5/8s, 2015                                       841,746
     3,590,000 Nordea Bank Finland PLC sub. notes
               6 1/2s, 2009 (Finland)                                 3,971,534
       965,000 OneAmerica Financial Partners, Inc.
               144A bonds 7s, 2033                                    1,003,012
     3,155,000 PNC Funding Corp. bonds 5 1/4s, 2015                   3,231,966
     1,580,000 Popular North America, Inc. sub.
               notes 3 7/8s, 2008                                     1,587,595
     2,660,000 Principal Life Global Funding I 144A
               sec. notes 5 1/4s, 2013                                2,750,844
     1,435,000 Protective Life Corp. notes 4.3s,
               2013                                                   1,381,762
     2,565,000 Prudential Financial, Inc. notes
               Ser. MTNB, 4 1/2s, 2013                                2,494,078
       490,000 Royal Bank of Scotland Group PLC FRB
               7.648s,  2049 (United Kingdom)                           592,226
       870,000 Simon Property Group LP 144A notes
               5 5/8s, 2014 (R) (S)                                     899,104
     2,445,000 St. Paul Co., Inc. (The) sr. notes
               5 3/4s, 2007                                           2,588,040
     1,490,000 Steers Delaware Business Trust 144A
               notes 5.565s, 2005                                     1,530,498
     2,080,000 Suncorp-Metway, Ltd. 144A FRB
               3 1/2s, 2013 (Australia)                               2,053,024
       995,000 Travelers Property Casualty Corp.
               sr. notes 3 3/4s, 2008                                   990,358
     5,000,000 UBS AG/Jersey Branch FRN 4.91s, 2008
               (United Kingdom)                                       5,200,000
       700,000 Vornado Realty Trust notes 4 3/4s,
               2010 (R)                                                 706,831
       700,000 Wachovia Corp. sub. notes 5 1/4s,
               2014 (S)                                                 723,122
                                                                 --------------
                                                                    160,908,659

Health Care (0.2%)
-------------------------------------------------------------------------------
     3,660,000 American Home Products Corp. notes
               6.95s, 2011                                            4,104,642
     1,320,000 Bayer Corp. 144A FRB 6.2s, 2008                        1,424,452
     1,130,000 Hospira, Inc. notes 4.95s, 2009                        1,158,504
                                                                 --------------
                                                                      6,687,598

Technology (0.1%)
-------------------------------------------------------------------------------
     1,085,000 Fiserv, Inc. notes 4s, 2008                            1,102,265
       630,000 Motorola, Inc. notes 7 5/8s, 2010                        738,991
     1,290,000 Motorola, Inc. notes 4.608s, 2007                      1,328,321
       915,000 SunGard Data Systems, Inc. bonds
               4 7/8s, 2014                                             897,990
                                                                 --------------
                                                                      4,067,567

Transportation (0.4%)
-------------------------------------------------------------------------------
     2,230,415 Continental Airlines, Inc.
               pass-through certificates  Ser.
               97-4A, 6.9s, 2018                                      2,169,078
       613,220 Continental Airlines, Inc.
               pass-through certificates  Ser.
               98-1A, 6.648s, 2017                                      573,361
     1,275,000 CSX Corp. notes 6 3/4s, 2011                           1,432,399
       495,000 CSX Corp. notes 6 1/4s, 2008                             538,890
     3,010,000 Norfolk Southern Corp. notes 7.05s,
               2037                                                   3,471,587
       155,000 Norfolk Southern Corp. sr. notes
               6 3/4s, 2011                                             175,279
       149,440 Northwest Airlines Corp.
               pass-through certificates  Ser.
               99-2A, 7.575s, 2019                                      149,657
     2,200,000 Union Pacific Corp. notes 6.65s,
               2011                                                   2,468,827
       470,000 Union Pacific Corp. 144A
               pass-through certificates 5.214s,
               2014                                                     472,247
                                                                 --------------
                                                                     11,451,325

Utilities & Power (2.6%)
-------------------------------------------------------------------------------
       875,000 AEP Texas Central Co. sr. notes
               Ser. D, 5 1/2s, 2013                                     919,503
       640,000 AEP Texas North Co. sr. notes
               Ser. B, 5 1/2s, 2013                                     670,455
       470,000 American Electric Power Co., Inc.
               notes Ser. A, 6 1/8s, 2006                               491,960
     5,760,000 Arizona Public Services Co. sr.
               notes 6 3/4s, 2006                                     6,171,828
     1,115,000 Atmos Energy Corp. notes 4.95s, 2014                   1,114,189
       380,000 Carolina Power & Light Co. 1st mtge.
               6 1/8s, 2033                                             401,313
       440,000 CenterPoint Energy Resources Corp.
               debs. 8.9s, 2006                                         489,869
     1,735,000 CenterPoint Energy Resources Corp.
               notes 7 3/4s, 2011                                     2,027,030
     1,670,000 Cleveland Electric Illuminating Co.
               (The) sr. notes 5.65s, 2013                            1,743,749
     3,185,000 Consumers Energy Co. 1st mtge.
               Ser. B, 5 3/8s, 2013                                   3,297,698
       970,000 Consumers Energy Co. bonds 6 1/4s,
               2006                                                   1,024,162
     1,035,000 Dayton Power & Light Co. (The) 144A
               1st mtge. 5 1/8s, 2013                                 1,056,617
       695,000 Dominion Resources, Inc. unsub.
               notes 5.7s, 2012                                         736,544
     2,035,000 Duke Capital Corp. sr. notes Ser. A,
               6 1/4s, 2005                                           2,083,498
     2,970,000 Duke Energy Field Services, LLC
               notes 7 7/8s, 2010                                     3,512,675
     2,555,000 Exelon Generation Co., LLC sr. notes
               6.95s, 2011 (S)                                        2,909,780
     1,285,000 Florida Power & Light Co. 1st mtge.
               5.95s, 2033 (S)                                        1,376,928
       825,000 Florida Power & Light Co. 1st mtge.
               5 5/8s, 2034                                             842,941
       680,000 Indianapolis Power & Light 144A 1st
               mtge. 6.3s, 2013                                         737,541
     2,095,000 Kinder Morgan, Inc. sr. notes
               6 1/2s, 2012 (S)                                       2,321,617
     2,940,000 Monongahela Power Co. 1st mtge. 5s,
               2006                                                   3,018,336
       980,000 National Fuel Gas Co. notes 5 1/4s,
               2013                                                   1,009,463
     1,630,000 Nevada Power Co. 2nd mtge. 9s, 2013                    1,898,950
     1,760,000 NiSource Finance Corp. company
               guaranty 7 7/8s, 2010                                  2,089,173
     2,635,000 Northern States Power Co. mtge.
               Ser. B, 8s, 2012                                       3,251,171
       490,000 Oncor Electric Delivery Co. sec.
               notes 7 1/4s, 2033                                       588,399
     2,405,000 Oncor Electric Delivery Co. sec.
               notes 6 3/8s, 2012                                     2,668,364
     1,325,000 Pacific Gas & Electric Co. 1st mtge.
               6.05s, 2034                                            1,362,599
       715,000 Pacific Gas & Electric Co. 1st mtge.
               4.8s, 2014                                               715,853
       490,000 Pacific Gas & Electric Co. 1st.
               mtge. 4.2s, 2011                                         488,409
     1,570,000 PacifiCorp Sinking Fund 1st mtge.
               5.45s, 2013                                            1,662,778
     1,080,000 Pepco Holdings, Inc. notes 5 1/2s,
               2007                                                   1,134,699
       955,000 Potomac Edison Co. 1st mtge. 8s,
               2024                                                     986,003
     1,769,644 Power Receivable Finance, LLC 144A
               sr. notes 6.29s, 2012                                  1,862,532
       790,000 PP&L Capital Funding, Inc. company
               guaranty Ser. D, 8 3/8s, 2007                            883,801
     1,395,000 Progress Energy, Inc. sr. notes
               6.05s, 2007                                            1,478,806
       785,000 Public Service Company of New Mexico
               sr. notes 4.4s, 2008                                     794,090
     1,780,000 Public Service Electric & Gas Co.
               1st mtge. FRN 6 3/8s, 2008                             1,932,307
     1,605,000 Public Services Co. of Colorado sr.
               notes Ser. A, 6 7/8s, 2009                             1,799,781
       995,000 Rochester Gas & Electric notes
               6 3/8s, 2033                                           1,078,118
     1,010,000 Southern California Edison Co. 1st
               mtge. 6s, 2034                                         1,066,908
     1,285,000 Southern California Edison Co. 1st
               mtge. 5s, 2014                                         1,316,429
       875,000 Tampa Electric Co. notes 6 7/8s,
               2012                                                     987,904
        95,000 Westar Energy, Inc. 1st mtge. 6s,
               2014                                                     102,739
       990,000 Western Energy, Inc. sr. notes Ser.
               (a), 7 1/8s, 2009                                      1,103,666
       840,000 Western Resources, Inc. 1st mtge.
               7 7/8s, 2007                                             930,065
     1,098,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                           1,248,475
       235,965 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                         24
                                                                 --------------
                                                                     71,389,739
                                                                 --------------
               Total Corporate bonds and notes
               (cost $459,175,087)                                 $479,997,663

Asset-backed securities (18.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $17,387,250 Aames Mortgage Trust Ser. 03-1,
               Class A, Interest  Only (IO), 6s,
               2005                                                    $763,344
        35,362 Aames Mortgage Trust 144A Ser.
               03-1N, Class A, 7 1/2s, 2033                              35,328
    10,219,000 Ace Securities Corp. Ser. 03-FM1,
               Class A, IO, 4 1/2s, 2005                                363,796
     2,528,167 Advanta Mortgage Loan Trust Ser.
               00-1, Class A4, 8.61s, 2028                            2,614,283
               Aegis Asset Backed Securities Trust
               144A
       573,866 Ser. 04-1N, Class Note, 5s, 2034                         572,611
     1,229,423 Ser. 04-4N, Class Note, 5s, 2034                       1,228,964
       980,301 Ser. 04-2N, Class N1, 4 1/2s, 2034                       974,634
     9,548,360 AFC Home Equity Loan Trust Ser.
               99-2, Class 1A, 2.343s, 2029                           9,548,360
    14,080,000 American Express Credit Account
               Master Trust 144A Ser. 04-C,  Class
               C, 2.37s, 2012                                        14,082,196
               Ameriquest Finance NIM Trust 144A
       551,000 Ser. 04-IAN, Class 1A, 2s, 2034                          549,623
       300,000 Ser. 04-IAN1, Class B, 2s, 2034                          299,250
               Ameriquest Mortgage Securities, Inc.
    12,874,740 Ser. 03-6, Class S, IO, 5s, 2033                         509,457
     8,539,161 Ser. 03-8, Class S, IO, 5s, 2006                         341,566
     8,843,166 Ser. 03-12, Class S, IO, 5s, 2006                        373,071
       725,000 Ser. 02-1, Class S, IO, 2 1/2s, 2032                          73
     1,918,000 Ameriquest Mortgage Securities, Inc.
               144A Ser. 04-RN9, 4.8s, 2034                           1,915,698
               Amortizing Residential Collateral Trust
     3,220,000 Ser. 02-BC1, Class A, IO, 6s, 2005                        62,408
    12,413,406 Ser. 02-BC3, Class A, IO, 6s, 2005                       239,903
    12,504,510 Ser. 02-BC9, Class A, IO, 6s, 2004                        56,131
    10,432,777 Ser. 02-BC10, Class A, IO, 6s, 2004                       98,750
               AQ Finance NIM Trust 144A
       229,193 Ser. 03-N7A, Class Note, 9.07s, 2033                     229,838
       309,814 Ser. 03-N9A, Class Note, 7.385s,
               2033                                                     311,363
       167,814 Arc Net Interest Margin Trust Ser.
               02-2, Class A, 7 3/4s, 2032                              167,535
               Arcap REIT, Inc. 144A
     1,993,000 Ser. 03-1A, Class E, 7.11s, 2038                       2,139,984
     1,469,204 Ser. 04-1A, Class E, 6.42s, 2039                       1,504,327
               Argent NIM Trust 144A
       328,269 Ser. 03-N6, Class A, 6.4s, 2034
               (Cayman Islands)                                         329,090
       825,000 Ser. 04-WN9, Class A, 5 3/4s, 2034
               (Cayman Islands)                                         825,000
       265,819 Ser. 03-N8, Class A, 5.56s, 2034
               (Cayman Islands)                                         265,819
       858,407 Ser. 04-WN2, Class A, 4.55s, 2034
               (Cayman Islands)                                         855,188
       665,246 Ser. 04-WN4, Class A, 4.459s, 2034
               (Cayman Islands)                                         663,271
               Asset Backed Funding Corp. NIM Trust
               144A
       226,034 Ser. 03-WF1, Class N1, 8.35s, 2032                       226,034
       439,428 Ser. 03-OPT1, Class Note, 6.9s, 2033                     439,428
     1,804,343 Ser. 04-AHL1, Class Note, 5.6s, 2033                   1,804,275
     1,219,357 Ser. 04-FF1, Class N1, 5s, 2034
               (Cayman Islands)                                       1,215,346
        75,000 Ser. 04-FF1, Class N2, 5s, 2034
               (Cayman Islands)                                          74,753
     1,268,171 Ser. 04-0PT1, Class N1, 4.55s, 2033
               (Cayman Islands)                                       1,260,245
       951,000 Ser. 04-0PT5, Class N1, 4 1/2s, 2034
               (Cayman Islands)                                         950,938
               Asset Backed Securities Corp. Home
               Equity Loan Trust
    28,238,768 Ser. 03-HE1, Class A, IO, 5s, 2033                       841,007
    13,467,931 Ser. 03-HE5, Class A, IO, 4s, 2033                       475,405
       837,084 FRB Ser. 04-HE1, Class A3, 2.27s,
               2034                                                     837,083
     1,620,141 Aviation Capital Group Trust 144A
               FRB Ser. 03-2A,  Class G1, 2.61s,
               2033                                                   1,626,216
     1,390,000 Bank One Issuance Trust FRB Ser.
               03-C4, Class C4, 2.9s, 2011                            1,415,854
               Bayview Financial Acquisition Trust
    15,902,563 Ser. 03-E, Class A, IO, 4s, 2006                         557,840
     6,300,000 FRB Ser. 03-G, Class A1, 2.559s,
               2039                                                   6,300,000
     5,356,237 FRN Ser. 03-F, Class A, 2.459s, 2043                   5,367,117
    83,819,262 Ser. 03-X, Class A, IO, 0.9s, 2006                     1,463,300
               Bayview Financial Asset Trust 144A
     2,917,247 FRB Ser. 03-SSRA, Class M, 3.283s,
               2038                                                   2,917,247
     2,554,406 FRB Ser. 03-SSRA, Class A, 2.633s,
               2038                                                   2,564,112
   137,887,593 Ser. 03-Z, Class AIO1, IO, 0.582s,
               2005                                                     396,962
               Bear Stearns Alternate Trust
     2,440,319 Ser. 04-9, Class 1A1, 5.147s, 2007                     2,497,780
    10,665,000 Ser. 04-12, Class A2, 5s, 2034                        10,891,631
     6,372,145 Ser. 04-11, Class 2A2, 4.975s, 2034                    6,503,737
     1,315,383 Ser. 04-11, Class 2A1, 4.912s, 2034                    1,341,934
               Bear Stearns Asset Backed Securities
               NIM Trust 144A
       909,297 Ser. 04-HE6, Class A1, 5 1/4s, 2034
               (Cayman Islands)                                         908,018
     1,218,306 Ser. 04-HE7N, Class A1, 5 1/4s, 2034
               (Cayman Islands)                                       1,218,306
     1,603,368 Ser. 04-FR1, Class A1, 5s, 2034
               (Cayman Islands)                                       1,598,358
     1,055,455 Ser. 04-HE5N, Class A1, 5s, 2034
               (Cayman Islands)                                       1,051,332
       111,000 Ser. 04-HE5N, Class A2, 5s, 2034
               (Cayman Islands)                                         110,237
       509,230 Ser. 04-HE8N, Class A1, 5s, 2034
               (Cayman Islands)                                         509,230
               Bear Stearns Asset Backed Securities, Inc.
    15,948,800 Ser. 03-AC1, Class A, IO, 5s, 2005                       558,018
    17,501,000 Ser. 03-AC4, Class A, IO, 5s, 2006                       814,164
     2,964,000 FRB Ser. 03-3, Class A2, 2.523s,
               2043                                                   2,964,000
     2,598,280 FRN Ser. 03-1, Class A1, 2.433s,
               2042                                                   2,598,277
       880,000 Capital One Multi-Asset Execution
               Trust FRB Ser. 02-C1,  Class C1,
               4.62s, 2010                                              927,850
       826,000 CARMAX Auto Owner Trust Ser. 04-2,
               Class D, 3.67s, 2011                                     826,479
               CARSSX Finance, Ltd. 144A
       550,000 FRB Ser. 04-AA, Class B4, 7.37s,
               2011 (Cayman Islands)                                    550,275
       430,000 FRB Ser. 04-AA, Class B3, 5.22s,
               2011 (Cayman Islands)                                    430,215
     4,870,000 CDO Repackaging Trust Series 144A
               FRB Ser. 03-2,  Class A, 6.008s,
               2008                                                   5,079,410
    14,422,800 Centex Home Equity Ser. 04-C, Class
               A, IO, 3 1/2s, 2006                                      432,407
     2,550,000 Chase Credit Card Master Trust FRB
               Ser. 03-3, Class C,  2.95s, 2010                       2,607,502
               Chase Funding Net Interest Margin
               144A
       109,983 Ser. 03-3A, Class Note, 6 7/8s, 2036                     110,121
        15,186 Ser. 03-4A, Class Note, 6 3/4s, 2036                      15,223
       388,095 Ser. 03-C1A, Class Note, 6 3/4s,
               2036                                                     389,551
       143,182 Ser. 04-1A, Class Note, 3 3/4s, 2035                     142,467
               CHEC NIM, Ltd. 144A
       350,000 Ser. 04-2, Class N2, 8s, 2034
               (Cayman Islands)                                         349,980
       223,000 Ser. 04-2, Class N3, 8s, 2034
               (Cayman Islands)                                         191,780
     1,392,000 Ser. 04-2, Class N1, 4.45s, 2034
               (Cayman Islands)                                       1,384,052
     1,390,000 Citibank Credit Card Issuance Trust
               FRN Ser. 01-C1,  Class C1, 3.15s,
               2010                                                   1,412,645
               Conseco Finance Securitizations Corp.
     5,593,000 Ser. 02-1, Class M2, 9.546s, 2033                      2,516,850
     4,506,333 Ser. 01-4, Class B1, 9.4s, 2033                          608,355
     8,500,000 Ser. 00-2, Class A5, 8.85s, 2030                       7,617,700
    11,803,229 Ser. 02-2, Class A, IO, 8 1/2s, 2033                   3,263,593
     8,633,000 Ser. 00-4, Class A6, 8.31s, 2032                       7,573,064
     4,808,000 Ser. 00-5, Class A6, 7.96s, 2032                       4,121,898
     5,654,000 Ser. 01-4, Class A4, 7.36s, 2033                       5,873,941
       281,000 Ser. 01-1, Class A5, 6.99s, 2032                         269,630
     6,800,000 Ser. 01-3, Class A4, 6.91s, 2033                       6,832,640
    11,290,056 Ser. 02-1, Class A, 6.681s, 2033                      11,838,061
    10,953,491 Ser. 01-1, Class A4, 6.21s, 2032                      11,079,457
     3,653,000 Consumer Credit Reference IDX
               Securities FRB Ser. 02-1A,  Class A,
               3.919s, 2007                                           3,703,338
               Countrywide Asset Backed
               Certificates 144A
       332,572 Ser. 03-5NF, Class NF, 6 3/4s, 2034                      334,546
       285,578 Ser. 04-1NIM, Class Note, 6s, 2034                       286,664
     5,422,968 Ser. 04-6N, Class N1, 6 1/4s, 2035                     5,417,545
     1,354,122 Ser. 04-BC1N, Class Note, 5 1/2s,
               2035                                                   1,348,621
       836,000 Countrywide Asset-Backed
               Certificates 144A Ser. 04-11N,
               Class N, 5 1/4s, 2036                                    835,553
       108,191 Credit-Based Asset Servicing and
               Securitization 144A Ser.
               03-CB2N, Class Note, 8.35s, 2033                         108,326
     2,157,000 Crest, Ltd. 144A Ser. 03-2A, Class
               D2, 6.723s, 2038                                       2,271,591
    23,582,000 CS First Boston Mortgage Securities
               Corp. 144A Ser. 04-C4,  Class AX,
               IO, 0.078s, 2039                                         548,093
     1,068,797 Finance America NIM Trust 144A Ser.
               04-1, Class A, 5 1/4s, 2034                            1,069,262
     6,500,001 First Chicago Lennar Trust 144A Ser.
               97-CHL1, Class D, 7.827s, 2039                         6,870,876
               First Franklin Mortgage Loan Asset
               Backed Certificates
    17,970,475 Ser. 03-FF3, Class A, IO, 6s, 2005                       259,305
    16,085,364 Ser. 03-FFB, Class A, IO, 6s, 2005                       481,341
               First Franklin NIM Trust 144A
       395,962 Ser. 03-FF3A, Class A, 6 3/4s, 2033                      394,424
     1,212,654 Ser. 04-FF7A, Class A, 5s, 2034                        1,215,322
       933,592 Ser. 04-FF1, Class N1, 4 1/2s, 2034                      930,978
     1,093,000 Ser. 04-FF10, Class N1, 4 1/2s, 2034
               (Cayman Islands)                                       1,092,928
     1,541,316 First Plus Home Loan Trust Ser.
               97-3, Class B1, 7.79s, 2023                            1,542,280
       834,000 Fort Point CDO, Ltd. FRN Ser. 03-2A,
               Class A2, 2.85s, 2038                                    838,670
     2,600,000 Foxe Basin, Ltd. FRB Ser. 03-1A,
               Class A1, 2.38s, 2015                                  2,600,000
               Fremont NIM Trust 144A
     1,478,278 Ser. 04-A, Class Note, 4 3/4s, 2034                    1,473,843
       954,477 Ser. 04-B, Class Note, 4.703s, 2034                      954,477
       417,000 G-Star, Ltd. 144A FRN Ser. 02-2A,
               Class BFL, 3.933s, 2037                                  414,450
     2,444,480 GE Capital Credit Card Master Note
               Trust FRB Ser. 04-2, Class
               C, 2.339s, 2010                                        2,444,480
       545,000 GE Corporate Aircraft Financing, LLC
               144A Ser. 04-1A,  Class B, 2.76s,
               2018                                                     545,000
     1,000,000 GMAC Mortgage Corp. Ser. 02-HE2,
               Class A, IO, 7 1/2s, 2027                                      1
       750,000 Goldentree Loan Opportunities II,
               Ltd. 144A FRN Ser. 2A, Class
               4, 5.091s, 2015 (Cayman Islands)                         764,250
               Granite Mortgages PLC
     5,040,000 FRN Ser. 01-1, Class 1C, 3.479s,
               2041 (United Kingdom)                                  5,054,962
     1,140,000 FRB Ser. 02-1, Class 1C, 3.379s,
               2042 (United Kingdom)                                  1,157,898
       860,000 FRB Ser. 02-2, Class 1C, 3.329s,
               2043 (United Kingdom)                                    873,760
     2,130,000 FRB Ser. 04-1, Class 1C, 2.81s, 2044
               (United Kingdom)                                       2,138,653
               Green Tree Financial Corp.
    19,225,000 Ser. 99-5, Class A5, 7.86s, 2030                      17,320,969
     1,306,729 Ser. 97-6, Class A9, 7.55s, 2029                       1,435,311
       549,349 Ser. 97-4, Class A7, 7.36s, 2029                         601,537
       467,121 Ser. 95-8, Class B1, 7.3s, 2026                          359,683
       567,444 Ser. 97-6, Class A8, 7.07s, 2016                         596,641
       441,398 Ser. 97-7, Class A8, 6.86s, 2029                         476,709
     1,473,000 Ser. 99-3, Class A6, 6 1/2s, 2031                      1,551,368
       584,041 Ser. 99-3, Class A5, 6.16s, 2031                         592,801
     3,400,914 Greenpoint Manufactured Housing Ser.
               00-3, Class IA, 8.45s, 2031                            3,396,153
     4,894,000 GS Auto Loan Trust 144A Ser. 04-1,
               Class D, 5s, 2011                                      4,830,336
               GSAMP Trust 144A
       396,426 Ser. 03-HE1N, Class Note, 7 1/4s,
               2033                                                     395,237
     6,403,930 Ser. 04-NIM1, Class N1, 5 1/2s, 2034                   6,403,930
       883,196 Ser. 04-RENM, Class Note, 5 1/2s,
               2032                                                     882,313
     1,057,936 Ser. 04-SE2N, Class Note, 5 1/2s,
               2034                                                   1,057,936
       780,778 Ser. 04-FM1N, Class Note, 5 1/4s,
               2033                                                     780,232
     1,031,416 Ser. 04-HE1N, Class N1, 5s, 2034                       1,029,560
     1,990,000 Ser. 04-NIM1, Class N2, zero %, 2034                   1,472,202
     3,574,058 High Income Trust Securities 144A
               FRB Ser. 03-1A,  Class A, 2.21s,
               2036                                                   3,448,966
               Holmes Financing PLC FRB
     1,440,000 Ser. 5, Class 2C, 3.52s, 2040
               (United Kingdom)                                       1,444,032
       860,000 Ser. 4, Class 3C, 3.37s, 2040
               (United Kingdom)                                         871,008
       976,000 Ser. 8, Class 2C, 2.79s, 2040
               (United Kingdom)                                         978,440
    22,675,000 Ser. 1, Class 2C, 3.22s, 2040
               (United Kingdom)                                      22,588,835
               Home Equity Asset Trust 144A
       184,689 Ser. 02-5N, Class A, 8s, 2033                            185,613
         9,511 Ser. 03-3N, Class A, 8s, 2033                              9,582
       307,682 Ser. 03-4N, Class A, 8s, 2033                            309,989
       309,291 Ser. 03-5N, Class A, 7 1/2s, 2034                        310,838
       590,132 Ser. 03-7N, Class A, 5 1/4s, 2034                        590,132
     1,165,609 Ser. 04-1N, Class A, 5s, 2034                          1,162,695
     1,056,826 Ser. 04-3N, Class A, 5s, 2034                          1,052,863
     1,363,000 Ser. 04-4N, Class A, 5s, 2034                          1,358,574
       551,000 Hyundai Auto Receivables Trust Ser.
               04-A, Class D, 4.1s, 2011                                552,751
    43,093,696 Lehman Manufactured Housing Ser.
               98-1, Class 1, IO, 0.811s, 2028                          931,437
               LNR CDO, Ltd. 144A
     4,150,000 FRB Ser. 03-1A, Class EFL, 4.933s,
               2036 (Cayman Islands)                                  4,382,815
     6,071,000 FRB Ser. 02-1A, Class FFL, 4.683s,
               2037 (Cayman Islands)                                  5,941,081
               Long Beach Asset Holdings Corp. NIM
               Trust 144A
       273,359 Ser. 03-4, Class N1, 6.535s, 2033                        273,359
     2,200,248 Ser. 04-5, Class Note, 5s, 2034                        2,205,089
       985,721 Ser. 04-2, Class N1, 4.94s, 2034                         985,721
               Long Beach Mortgage Loan Trust
    37,227,673 Ser. 04-3, Class S1, IO, 4 1/2s,
               2006                                                   2,152,225
    18,613,870 Ser. 04-3, Class S2, IO, 4 1/2s,
               2006                                                   1,076,114
               Madison Avenue Manufactured Housing
               Contract
     5,098,734 FRB Ser. 02-A, Class B1, 5.183s,
               2032                                                   3,008,253
    264,188,681Ser. 02-A IO, 0.3s, 2032                               3,013,389
     4,059,685 Marriott Vacation Club Owner Trust
               144A FRB Ser. 02-1A,  Class A1,
               2.61s, 2024                                            4,098,565
               Master Asset Backed Securities NIM
               Trust 144A
       800,000 Ser. 04-CI5, Class N2, 10s, 2034                         791,856
     1,246,434 Ser. 04-CI5, Class N1, 4.946s, 2034                    1,246,417
       796,945 Ser. 04-CI3, Class N1, 4.45s, 2034                       796,934
     2,550,000 MBNA Credit Card Master Note Trust
               FRN Ser. 03-C5,  Class C5, 3.05s,
               2010                                                   2,606,217
     9,908,341 Merit Securities Corp. FRB Ser.
               11PA, Class 3A1, 2.579s, 2027                          9,512,007
       266,763 Merrill Lynch Mortgage Investors,
               Inc. Ser. 03-WM3N,  Class N1, 8s,
               2005                                                     267,990
               Merrill Lynch Mortgage Investors,
               Inc. 144A
       645,759 Ser. 03-OP1N, Class N1, 7 1/4s, 2034                     648,084
       480,060 Ser. 04-FM1N, Class N1, 5s, 2035                         475,740
       682,130 Ser. 04-HE1N, Class N1, 5s, 2006                         677,355
       900,251 Ser. 04-WM2N, Class N1, 4 1/2s, 2005                     893,139
     1,821,638 Ser. 04-WM3N, Class N1, 4 1/2s, 2005                   1,812,530
     1,665,000 Metris Master Trust FRN Ser. 04-2,
               Class C, 4s, 2034                                      1,665,000
               Mid-State Trust
     1,117,102 Ser. 11, Class B, 8.221s, 2038                         1,093,586
     1,185,541 Ser. 10, Class B, 7.54s, 2036                          1,039,689
     3,780,128 MMCA Automobile Trust Ser. 02-1,
               Class B, 5.37s, 2010                                   3,803,754
               Morgan Stanley ABS Capital I 144A
       222,018 Ser. 03-NC8N, Class Note, 7.6s, 2033                     223,197
        54,716 Ser. 03-NC9N, Class Note, 7.6s, 2033                      54,990
       654,699 Ser. 04-NC2N, Class Note, 6 1/4s,
               2033                                                     656,950
       277,000 Morgan Stanley Auto Loan Trust Ser.
               04-HB2, Class D, 3.59s, 2012                             277,087
               Morgan Stanley Auto Loan Trust 144A
     1,145,000 Ser. 04-HB1, Class D, 5 1/2s, 2011                     1,136,756
       633,000 Ser. 04-HB2, Class E, 5s, 2012                           612,378
               Morgan Stanley Dean Witter Capital I
     1,868,000 FRN Ser. 01-NC4, Class B1, 4.433s,
               2032                                                   1,846,099
     1,520,615 FRN Ser. 01-NC3, Class B1, 4.383s,
               2031                                                   1,509,591
     1,555,000 Navigator CDO, Ltd. 144A FRB Ser.
               03-1A, Class A1, 2.201s, 2015                          1,564,952
     1,026,842 Neon Capital, Ltd. 144A limited
               recourse sec. notes Ser. 96,
               1.458s, 2013 (Cayman Islands) (f)                        960,216
     2,365,000 New Century Home Equity Loan Trust
               Ser. 03-5,  Class AI7, 5.15s, 2033                     2,380,889
               New Century Mortgage Corp. NIM Trust
               144A
       212,646 Ser. 03-5, Class Note, 8s, 2033                          214,307
       475,007 Ser. 03-B, Class Note, 6 1/2s, 2033                      476,714
       966,000 Newcastle CDO, Ltd. 144A FRB Ser.
               3A, Class 4FL, 5.133s, 2038                              973,245
       625,315 Nomura Asset Acceptance Corp. 144A
               Ser. 04-R2,  Class PT, IO, 10.118s,
               2034                                                     705,434
               Novastar NIM Trust 144A
     1,744,833 Ser. 04-N1, Class Note, 4.458s, 2034                   1,744,833
     1,412,545 Ser. 04-N2, Class Note, 4.458s, 2034                   1,412,545
     8,213,730 Oakwood Mortgage Investors, Inc.
               Ser. 02-C, Class A1, 5.41s, 2032                       7,398,107
       798,000 Oceanstar 144A FRB Ser. 04, Class D,
               4.406s, 2034                                             798,000
       487,520 Option One Mortgage Securities Corp.
               NIM Trust 144A Ser. 03-5, Class
               Note, 6.9s, 2033                                         489,957
       551,000 Origen Manufactured Housing Ser.
               04-B, Class A2, 3.79s, 2017                              548,331
               Park Place Securities NIM Trust 144A
     1,268,000 Ser. 04-WCW2, Class D, 7.387s, 2034                    1,268,000
       688,000 Ser. 04-MCWN1, Class A, 4.458s, 2034                     688,000
               Pass-Through Amortizing Credit Card
               Trust
     1,053,271 Ser. 02-1A, Class A4FL, 7.389s, 2012                   1,055,670
       528,276 Ser. 02-1A, Class A3FL, 4.889s, 2012                     529,492
               People's Choice Net Interest Margin
               Note 144A
     3,672,671 Ser. 04-2, Class A, 5s, 2034                           3,680,926
       428,000 Ser. 04-2, Class B, 5s, 2034                             387,768
     2,510,000 Permanent Financing PLC FRB Ser. 3,
               Class 3C, 3.013s, 2042 (United
               Kingdom)                                               2,544,136
               Providian Gateway Master Trust 144A
     1,183,000 Ser. 04-DA, Class D, 4.4s, 2011                        1,182,630
     1,400,000 FRB Ser. 04-AA, Class D, 3.72s, 2011                   1,402,940
       850,000 FRN Ser. 04-BA, Class D, 3.27s, 2010                     852,848
     3,202,000 RALI Ser. 04-QA5, Class A, 5 1/4s,
               2034                                                   3,269,542
       997,455 Renaissance NIM Trust 144A Ser.
               04-A, 4.45s, 2034                                        997,455
       368,000 Residential Asset Mortgage Products,
               Inc. Ser. 02-SL1,  Class AI3, 7s,
               2032                                                     370,718
     6,096,774 Residential Asset Securities Corp.
               Ser. 02-KS6,  Class AIO, IO, 4 1/2s,
               2005                                                      82,258
               Residential Funding Mortgage
               Securities II
    21,875,566 Ser. 03-HS1, Class AI, IO, 5 1/2s,
               2033                                                     756,895
     9,854,758 Ser. 03-HS2, Class AI, IO, 5 1/2s,
               2005                                                     325,495
     7,419,544 Ser. 03-HS3, Class AI, IO, 5s, 2006                      307,911
               SAIL Net Interest Margin Notes 144A
        28,939 Ser. 03-3, Class A, 7 3/4s, 2033
               (Cayman Islands)                                          28,794
       726,653 Ser. 03-BC2A, Class A, 7 3/4s, 2033
               (Cayman Islands)                                         724,541
       533,776 Ser. 03-4, Class A, 7 1/2s, 2033
               (Cayman Islands)                                         533,189
       620,000 Ser. 04-4A, Class B, 7 1/2s, 2034
               (Cayman Islands)                                         571,578
       142,592 Ser. 03-5, Class A, 7.35s, 2033
               (Cayman Islands)                                         142,550
       796,231 Ser. 03-12A, Class A, 7.35s, 2033
               (Cayman Islands)                                         795,990
       494,106 Ser. 03-6A, Class A, 7s, 2033
               (Cayman Islands)                                         490,433
       645,455 Ser. 03-7A, Class A, 7s, 2033
               (Cayman Islands)                                         640,666
     1,164,691 Ser. 03-9A, Class A, 7s, 2033
               (Cayman Islands)                                       1,158,633
       438,699 Ser. 03-13A, Class A, 6 3/4s, 2033
               (Cayman Islands)                                         438,136
       265,555 Ser. 04-7A, Class B, 6 3/4s, 2034
               (Cayman Islands)                                         261,145
       792,316 Ser. 04-8A, Class B, 6 3/4s, 2034
               (Cayman Islands)                                         774,529
     2,438,896 Ser. 04-2A, Class A, 5 1/2s, 2034
               (Cayman Islands)                                       2,438,896
     3,926,357 Ser. 04-4A, Class A, 5s, 2034
               (Cayman Islands)                                       3,920,468
     1,445,816 Ser. 04-8A, Class A, 5s, 2034
               (Cayman Islands)                                       1,445,816
       454,727 Ser. 04-BNCA, Class A, 5s, 2034
               (Cayman Islands)                                         454,057
     2,212,582 Ser. 04-7A, Class A, 4 3/4s, 2034
               (Cayman Islands)                                       2,209,505
     1,165,557 Ser. 04-5A, Class A, 4 1/2s, 2034
               (Cayman Islands)                                       1,163,843
     1,363,000 Ser. 04-AA, Class A, 4 1/2s, 2034
               (Cayman Islands)                                       1,358,230
               Sasco Arc Net Interest Margin Notes
               144A
        24,306 Ser. 02-BC10, Class A, 7 3/4s, 2033                       24,085
       173,591 Ser. 03-AM1, Class A, 7 3/4s, 2033                       172,745
       298,592 Saxon Net Interest Margin Trust 144A
               Ser. 03-A, Class A, 6.656s, 2033                         298,592
               Sharps SP I, LLC Net Interest Margin
               Trust 144A
       201,600 Ser. 03-TC1N, Class N, 7.45s, 2033                       201,600
       565,970 Ser. 03-HE1N, 6.9s, 2033                                 568,799
       803,361 Ser. 04-4N, Class Note, 6.65s, 2034                      802,397
       662,361 Ser. 04-HS1N, Class Note, 5.92s,
               2034                                                     662,361
       518,358 Ser. 04-HE2N, Class NA, 5.43s, 2034                      517,736
       931,760 Ser. 04-HE1N, Class Note, 4.94s,
               2034                                                     931,760
     1,520,066 Ser. 03-0P1N, Class NA, 4.45s, 2033                    1,520,066
       760,000 South Coast Funding FRB Ser. 3A,
               Class A2, 2.91s, 2038                                    769,500
               Structured Adjustable Rate Mortgage
               Loan Trust
     6,770,022 Ser. 04-14, Class 1A, 5.129s, 2034                     6,929,795
     6,826,266 Ser. 04-12, Class 1A2, 5.069s, 2034                    6,978,526
     6,144,000 Ser. 04-16, Class 1A2, 5.037s, 2034                    6,280,320
     3,469,677 Ser. 04-10, Class 1A1, 4.975s, 2034                    3,546,947
               Structured Adjustable Rate Mortgage
               Loan Trust
        22,207 Ser. 04-4, Class 1A1, 4.795s, 2034                        22,612
        24,834 Ser. 04-8, Class 1A3, 4.739s, 2034                        25,237
    14,275,627 Ser. 04-6, Class 1A, 4.427s, 2034                     14,505,465
               Structured Asset Investment Loan
               Trust
    34,494,249 Ser. 03-BC2, Class A, IO, 6s, 2005                       838,931
     8,914,198 Ser. 03-BC4, Class A, IO, 6s, 2004                        40,014
    16,232,681 Ser. 03-BC5, Class A, IO, 6s, 2004                        72,866
    11,327,562 Ser. 03-BC6, Class A, IO, 6s, 2005                       163,451
     8,776,689 Ser. 03-BC8, Class A, IO, 6s, 2005                       299,359
    13,057,333 Ser. 03-BC9, Class A, IO, 6s, 2005                       253,068
     7,618,474 Ser. 03-BC10, Class A, IO, 6s, 2005                      185,551
    53,916,942 Ser. 03-BC11, Class A, IO, 6s, 2005                    1,576,975
    11,818,540 Ser. 03-BC12, Class A, IO, 6s, 2005                      263,478
    19,586,428 Ser. 03-BC13, Class A, IO, 6s, 2005                      436,651
    45,492,697 Ser. 04-1, Class A, IO, 6s, 2005                       1,775,845
    33,028,520 Ser. 04-3, Class A, IO, 6s, 2005                       1,613,852
               Structured Asset Securities Corp.
     2,871,905 Ser. 03-40A, Class 1A, 5.002s, 2034                    2,933,938
     2,547,768 Ser. 04-8, Class 1A1, 4.739s, 2034                     2,598,036
     4,963,067 Ser. 03-26A, Class 2A, 4.578s, 2033                    5,041,186
     9,721,448 Ser. 98-RF3, Class A, IO, 6.1s, 2028                   1,648,563
    15,402,628 Ser. 02-BC1, Class A, IO, 6s, 2004                        69,140
               Structured Asset Securities Corp.
               144A
     3,764,000 FRB Ser. 03-NP2, Class A2, 2.483s,
               2032                                                   3,758,708
     1,133,033 FRN Ser. 03-NP3, Class A1, 2.433s,
               2033                                                   1,133,033
     4,234,000 Terwin Mortgage Trust FRB Ser.
               04-5HE, Class A1B, 2.353s, 2035                        4,229,369
     2,298,000 TIAA Real Estate CDO, Ltd. Ser.
               03-1A, Class E, 8s, 2038 (Cayman
               Islands)                                               2,235,307
               Wells Fargo Home Equity Trust 144A
     1,102,000 Ser. 04-2, Class N2, 8s, 2034                          1,046,900
     1,174,698 Ser. 04-1N, Class A, 5s, 2034                          1,170,498
     3,872,507 Ser. 04-2, Class N1, 4.45s, 2034                       3,872,277
     1,376,000 Westo Ser. 04-3, Class D, 4.07s,
               2012                                                   1,380,128
       820,000 WFS Financial Owner Trust Ser. 04-4,
               Class D, 3.58s, 2012                                     820,000
       604,163 Whole Auto Loan Trust Ser. 03-1,
               Class C, 3.13s, 2010                                     597,649
               Whole Auto Loan Trust 144A
     3,632,646 Ser. 03-1, Class D, 6s, 2010                           3,633,214
     5,372,000 Ser. 04-1, Class D, 5.6s, 2034                         5,371,919
                                                                 --------------
               Total Asset-backed securities
               (cost $541,070,688)                                 $523,137,920

Collateralized mortgage obligations (13.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $815,000 Amresco Commercial Mortgage Funding
               I 144A Ser. 97-C1,  Class H, 7s,
               2029                                                    $861,375
    36,905,000 Banc of America Commercial Mortgage,
               Inc. 144A  Ser. 04-4, IO, 0.526s,
               2019                                                     558,299
               Banc of America Large Loan 144A
       552,000 FRN Ser. 02-FL2A, Class L1, 4.84s,
               2014                                                     552,928
   141,007,349 Ser. 03-BBA2, Class X1A, IO, 0.775s,
               2015                                                   1,069,738
     2,390,000 Banc of America Structured Security
               Trust 144A Ser. 02-X1,  Class A3,
               5.436s, 2033                                           2,521,078
    10,312,514 Bayview Commercial Asset Trust 144A
               Ser. 04-2, IO, 0.72s, 2034                               849,574
               Bear Stearns Commercial
               Mortgage Securitization Corp. 144A
     1,400,000 Ser. 04-ESA, Class K, 4.368s, 2016                     1,399,995
     1,034,000 Ser. 04-HS2A, Class G, 3.268s, 2016                    1,033,998
    53,925,000 Ser. 04-PWR5, Class X1, IO, 1s, 2034                   1,044,797
    14,111,000 Ser. 04-T16, Class X1, IO, 0.119s,
               2046                                                     273,189
     3,415,577 Chase Commercial Mortgage Securities
               Corp. Ser. 00-1, Class A1, 7.656s,
               2032                                                   3,494,127
               Chase Commercial Mortgage Securities
               Corp. 144A
     5,896,000 Ser. 98-1, Class F, 6.56s, 2030                        6,459,093
     1,502,003 Ser. 98-1, Class G, 6.56s, 2030                        1,607,613
     7,083,000 Commercial Mortgage Acceptance Corp.
               Ser. 97-ML1,  Class A3, 6.57s, 2030                    7,584,344
               Commercial Mortgage Acceptance Corp.
               144A
     2,605,530 Ser. 98-C1, Class F, 6.23s, 2031                       2,810,705
       913,530 Ser. 98-C2, Class F, 5.44s, 2030                         940,407
     1,430,000 Commercial Mortgage Pass-Through
               Certificates 144A Ser.
               01-FL4A, Class D, 2.72s, 2013                          1,386,153
    13,599,500 Criimi Mae Commercial Mortgage Trust
               Ser. 98-C1,  Class A2, 7s, 2033                       14,678,960
     7,975,000 Criimi Mae Commercial Mortgage Trust
               144A Ser. 98-C1,  Class B, 7s, 2033                    8,488,963
               CS First Boston Mortgage Securities
               Corp. 144A
     1,475,000 FRB Ser. 03-TF2A, Class L, 5.87s,
               2014                                                   1,465,809
    66,178,316 Ser. 04-C3, Class AX, IO, 0.075s,
               2036                                                   1,129,598
     1,380,561 Deutsche Mortgage & Asset Receiving
               Corp. Ser. 98-C1, Class X,
               IO, 0.962s, 2031                                          34,836
       575,367 DLJ Commercial Mortgage Corp. Ser.
               98-CF2, Class B3, 6.04s, 2031                            606,922
     5,889,000 DLJ Commercial Mortgage Corp. 144A
               Ser. 99-CG2,  Class B3, 6.1s, 2032                     6,271,026
     1,170,000 DLJ Mortgage Acceptance Corp. 144A
               Ser. 97-CF1,  Class A3, 7.76s, 2030                    1,272,658
               Fannie Mae
     4,127,545 Ser. 04-10, Class QC, 21.24s, 2031                     4,981,865
     1,847,160 Ser. 02-36, Class SJ, 15.294s, 2029                    2,010,637
     5,211,069 Ser. 04-4, Class QM, 10.52s, 2033                      5,272,000
           631 Ser. 92-15, Class L, IO, 10.38s, 2022                      5,925
     1,015,619 Ser. 04-T3, Class PT1, 10.136s, 2044                   1,173,799
     1,597,978 Ser. 03-W6, Class PT1, 9 3/8s, 2042                    1,820,728
       604,747 Ser. 99-T2, Class A1, 7 1/2s, 2039                       654,172
     4,235,161 Ser. 00-T6, Class A1, 7 1/2s, 2030                     4,669,895
     1,710,551 Ser. 01-T1, Class A1, 7 1/2s, 2040                     1,872,928
       493,602 Ser. 01-T3, Class A1, 7 1/2s, 2040                       532,502
    11,811,728 Ser. 01-T4, Class A1, 7 1/2s, 2028                    12,829,657
       123,430 Ser. 01-T5, Class A3, 7 1/2s, 2030                       132,836
     9,151,712 Ser. 01-T7, Class A1, 7 1/2s, 2041                     9,877,398
     1,455,413 Ser. 01-T8, Class A1, 7 1/2s, 2041                     1,572,689
     5,871,249 Ser. 01-T10, Class A2, 7 1/2s, 2041                    6,333,389
     3,677,447 Ser. 01-T12, Class A2, 7 1/2s, 2041                    3,978,967
       784,876 Ser. 02-14, Class A2, 7 1/2s, 2042                       855,842
       958,740 Ser. 02-T1, Class A3, 7 1/2s, 2031                     1,037,644
       395,467 Ser. 02-T4, Class A3, 7 1/2s, 2041                       427,775
    10,138,597 Ser. 02-T6, Class A2, 7 1/2s, 2041                    10,959,978
       441,916 Ser. 02-T12, Class A3, 7 1/2s, 2042                      478,593
     4,388,458 Ser. 02-T16, Class A3, 7 1/2s, 2042                    4,767,932
       488,964 Ser. 02-T18, Class A4, 7 1/2s, 2042                      531,294
    10,322,805 Ser. 02-T19, Class A3, 7 1/2s, 2042                   11,187,901
       235,793 Ser. 02-W1, Class 2A, 7 1/2s, 2042                       254,251
     2,791,693 Ser. 02-W3, Class A5, 7 1/2s, 2028                     3,030,438
     7,136,637 Ser. 02-W4, Class A5, 7 1/2s, 2042                     7,748,514
     1,990,966 Ser. 02-W7, Class A5, 7 1/2s, 2029                     2,157,922
     2,881,870 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                    3,125,186
     5,303,506 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                    5,762,482
       799,413 Ser. 04-T3, Class 1A4, 7 1/2s, 2044                      867,836
     5,001,671 Ser. 04-W8, Class 3A, 7 1/2s, 2044                     5,431,884
     3,241,498 Ser. 04-W9, Class 2A3, 7 1/2s, 2044                    3,516,312
    20,633,463 Ser. 03-118, Class SF, IO, 6.168s,
               2033                                                   2,701,099
     4,002,283 Ser. 02-36, Class QH, IO, 6.118s,
               2029                                                     172,349
    36,575,361 Ser. 03-22, Class IO, IO, 6s, 2033                     7,040,757
    10,704,608 Ser. 03-58, Class ID, IO, 6s, 2033                     1,923,484
    15,149,147 Ser. 03-31, Class IM, IO, 5 3/4s,
               2032                                                   1,363,423
    33,724,237 Ser. 329, Class 2, IO, 5 1/2s, 2033                    6,892,391
     5,134,103 Ser. 346, Class 2, IO, 5 1/2s, 2033                    1,082,975
     6,914,000 Ser. 03-6, Class IB, IO, 5 1/2s,
               2022                                                     156,429
     9,871,535 Ser. 03-8, Class IP, IO, 5 1/2s,
               2028                                                     579,984
     1,358,879 Ser. 03-15, Class PK, IO, 5 1/2s,
               2026                                                      56,478
     3,978,790 Ser. 03-17, IO, 5 1/2s, 2025                             187,749
       538,000 Ser. 03-29, Class IG, IO, 5 1/2s,
               2031                                                     149,778
     6,548,486 Ser. 03-42, Class JI, IO, 5 1/2s,
               2028                                                     300,664
    11,335,981 Ser. 03-54, Class IY, IO, 5 1/2s,
               2026                                                   1,151,311
     7,608,733 Ser. 343, Class 29, IO, 5s, 2033                       1,164,136
     8,212,567 Ser. 03-16, Class IC, IO, 5s, 2015                     1,249,133
     7,740,904 Ser. 03-24, Class UI, IO, 5s, 2031                     1,201,352
    11,814,873 Ser. 03-W12, Class 2, IO, 2.226s,
               2043                                                     748,260
    49,909,238 Ser. 03-W10, Class 1, IO, 1.999s,
               2043                                                   2,620,235
    18,973,384 Ser. 03-W10, Class 3, IO, 1.982s,
               2043                                                     996,103
     1,148,702 Ser. 03-W10, Class 1A1, 1.701s, 2032                   1,144,753
    27,527,630 Ser. 03-W6, Class 11, IO, 1.684s,
               2042                                                     354,709
    23,680,534 Ser. 03-W3, Class 2IO2, IO, 1.655s,
               2042                                                     314,056
    90,980,705 Ser. 03-W8, Class 12, IO, 1.641s,
               2042                                                   4,395,531
    58,055,226 Ser. 03-W8, Class 11, IO, 1.255s,
               2042                                                     388,163
    22,602,773 Ser. 03-W17, Class 12, IO, 1.158s,
               2033                                                     744,919
    25,574,990 Ser. 03-W6, Class 21, IO, 1.119s,
               2042                                                     127,091
   148,312,875 Ser. 03-T2, Class 2, IO, 1.049s,
               2042                                                   3,682,557
    46,935,406 Ser. 03-49, Class SV, IO, 1s, 2033                     1,433,665
    37,088,077 Ser. 03-W6, Class 51, IO, 0.679s,
               2042                                                     691,575
    52,792,105 Ser. 03-W3, Class 2IO1, IO, 0.673s,
               2042                                                   1,081,705
    68,628,013 Ser. 03-18, Class X1, IO, 0.648s,
               2042                                                   1,236,793
    69,041,997 Ser. 01-T12, Class IO, 0.571s, 2041                    1,044,155
       739,290 Ser. 01-50, Class B1, IO, 0.483s,
               2041                                                       9,014
    82,827,570 Ser. 03-W2, Class 1, IO, 0.469s,
               2042                                                   1,086,814
    16,994,883 Ser. 02-T4, IO, 0.449s, 2041                             191,720
    52,153,598 Ser. 03-W3, Class 1, IO, 0.436s,
               2042                                                     628,203
    52,623,171 Ser. 02-T1, Class IO, IO, 0.424s,
               2031                                                     564,632
    53,248,574 Ser. 03-W6, Class 3, IO, 0.367s,
               2042                                                     550,987
    55,982,601 Ser. 03-W6, Class 23, IO, 0.352s,
               2042                                                     556,344
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
           875 Ser. T-41, Class 3A, 7 1/2s, 2032                            945
       931,173 Ser. T-42, Class A5, 7 1/2s, 2042                      1,008,135
     3,458,288 Ser. T-58, Class 4A, 7 1/2s, 2043                      3,741,180
    33,819,035 Ser. T-56, Class A, IO, 1.433s, 2043                     602,402
    34,451,318 Ser. T-56, Class 3, IO, 0.364s, 2043                     366,045
    40,828,019 Ser. T-56, Class 1, IO, 0.265s, 2043                     331,728
    40,311,025 Ser. T-56, Class 2, IO, 0.065s, 2043                     125,972
    17,122,000 FFCA Secured Lending Corp. 144A Ser.
               00-1,  Class A2, 7.77s, 2027                          19,714,819
    45,463,320 First Union National Bank-Bank of
               America  Commercial Mortgage
               144A Ser. 01-C1, Class 3, IO,
               1.747s, 2033                                           3,870,406
               First Union-Lehman Brothers
               Commercial Mortgage Trust II
     3,492,000 Ser. 97-C2, Class F, 7 1/2s, 2029                      4,102,009
     9,712,014 Ser. 97-C1, Class A3, 7.38s, 2029                     10,449,684
               Freddie Mac
     9,952,447 Ser. 2437, Class SB, IO, 6.13s, 2032                   1,032,566
     8,278,097 Ser. 2469, Class SH, IO, 5.63s, 2032                     745,029
     9,011,202 Ser. 2553, Class IJ, IO, 5 1/2s,
               2020                                                     243,584
    11,993,800 Ser. 2581, Class IE, IO, 5 1/2s,
               2025                                                   1,377,970
     8,862,313 Ser. 2596, Class IL, IO, 5s, 2030                      1,243,510
     5,453,278 Ser. 2626, Class JS, IO, 4.73s, 2023                     467,316
     2,944,776 Ser. 2696, Principal Only (PO), zero %, 2033           2,105,632
     7,668,804 Freddie Mac IFB Ser. 2763, Class SC,
               21.12s, 2032                                           9,316,249
               G-Force CDO, Ltd. 144A
       942,000 Ser. 02-1A, Class E, 8 1/4s, 2037
               (Cayman Islands)                                         981,741
       416,000 Ser. 02-1A, Class D, 7.61s, 2037
               (Cayman Islands)                                         458,900
     1,241,000 Ser. 03-1A, Class E, 6.58s, 2038
               (Cayman Islands)                                       1,257,676
     1,158,628 G-Force CDO, Ltd. FRB Ser. 01-1A,
               Class A, 2.51s, 2033 (Cayman
               Islands)                                               1,160,641
     4,992,911 General Growth Properties-Mall
               Properties Trust FRB Ser.
               01-C1A, Class D3, 4.12s, 2014                          4,999,152
       804,711 GMAC Commercial Mortgage Securities,
               Inc. Ser. 01-C2, Class A1, 6 1/4s,
               2034                                                     857,098
               GMAC Commercial Mortgage Securities,
               Inc. 144A
     2,095,341 Ser. 99-C3, Class G, 6.974s, 2036                      1,678,775
       484,591 FRN Ser. 02-FL1A, Class D, 4.606s,
               2014                                                     484,170
               Government National Mortgage
               Association
     5,339,548 Ser. 03-114, Class SP, 14.284s, 2027                   5,856,150
       321,234 Ser. 99-31, Class MP, PO, zero %,
               2029                                                     287,765
     2,133,579 Ser. 98-2, Class EA, PO, zero %,
               2028                                                   1,815,543
               GS Mortgage Securities Corp. II 144A
       748,000 FRB Ser. 03-FL6A, Class L, 5.12s,
               2015                                                     748,935
    32,912,426 Ser. 04-GG2, Class XC, IO, 0.094s,
               2038                                                     385,692
    43,878,505 JP Morgan Chase Commercial Mortgage
               Securities Corp. 144A Ser. 04-FL1A,
               Class X1A, IO, 0.864s, 2019                              430,009
               LB Commercial Conduit Mortgage Trust
               144A
       926,463 Ser. 99-C1, Class F, 6.41s, 2031                         935,872
       991,777 Ser. 99-C1, Class G, 6.41s, 2031                         788,722
               LB-UBS Commercial Mortgage Trust
               144A
    27,624,000 Ser. 04-C7, Class XCL, IO, 0.15s,
               2036                                                     602,614
    19,869,808 Ser. 04-C2, Class XCL, IO, 0.137s,
               2036                                                     560,705
               Lehman Brothers Floating Rate
               Commercial Mortgage Trust 144A
       826,000 FRB Ser. 04-LLFA, Class H, 2.82s,
               2017                                                     829,139
     1,885,867 FRB Ser. 03-C4, Class A, 2.456s,
               2015                                                   1,890,582
               Merrill Lynch Mortgage Investors, Inc.
       305,957 Ser. 96-C2, Class A3, 6.96s, 2028                        322,689
       826,000 Ser. 98-C3, Class E, 6.942s, 2030                        922,797
     6,248,436 Ser. 96-C2, Class JS, IO, 2.13s,
               2028                                                     336,248
    41,094,000 Merrill Lynch Mortgage Trust 144A
               Ser. 04-KEY2,  Class X-C, IO,
               0.052s, 2039                                             823,705
     4,227,668 Mezz Cap Commercial Mortgage Trust
               144A Ser. 04-C1,  Class X, IO,
               6.18s, 2037                                            1,940,103
               Morgan Stanley Capital I 144A
     1,400,000 Ser. 96-C1, Class E, 7.48s, 2028                       1,466,480
       498,000 Ser. 98-HF1, Class F, 7.18s, 2030                        549,201
     1,350,000 Ser. 04-RR, Class F5, 6s, 2039                         1,175,869
     2,030,000 Ser. 04-RR, Class F6, 6s, 2039                         1,698,843
     2,013,416 Morgan Stanley Dean Witter Capital I
               Ser. 00-LIF2,  Class A1, 6.96s, 2033                   2,166,483
               Morgan Stanley Dean Witter Capital I
               144A
       659,220 FRB Ser. 01-XLF, Class D, 3.36s,
               2013                                                     659,334
       861,895 FRB Ser. 01-XLF, Class E, 3.31s,
               2013                                                     861,939
     1,389,000 Mortgage Capital Funding, Inc. FRB
               Ser. 98-MC2,  Class E, 7.136s, 2030                    1,552,519
               PNC Mortgage Acceptance Corp. 144A
     4,971,000 Ser. 99-CM1, Class B3, 7.1s, 2032                      5,529,670
     1,290,000 Ser. 00-C2, Class J, 6.22s, 2033                       1,332,675
               Salomon Brothers Mortgage Securities
               VII
     3,380,000 Ser. 96-C1, Class E, 8.384s, 2028                      3,551,486
         2,575 Ser. 00-C2, Class A1, 7.298s, 2033                         2,637
    17,180,711 Salomon Brothers Mortgage Securities
               VII 144A Ser. 03-CDCA, Class X3CD,
               IO, 1.015s, 2015                                         257,797
     2,041,000 Starwood Asset Receivables Trust FRN
               Ser. 02-1A,  Class F, 3.294s, 2020                     2,042,225
               Starwood Asset Receivables Trust
               144A
       989,086 FRB Ser. 03-1A, Class F, 3.033s,
               2022                                                     990,372
     1,252,238 FRB Ser. 03-1A, Class E, 2.983s,
               2022                                                   1,253,866
               STRIPS 144A
       993,000 Ser. 03-1A, Class L, 5s, 2018
               (Cayman Islands)                                         881,288
       673,000 Ser. 03-1A, Class M, 5s, 2018
               (Cayman Islands)                                         566,060
       443,000 Ser. 04-1A, Class L, 5s, 2018
               (Cayman Islands)                                         394,492
       894,285 TIAA Real Estate CDO, Ltd. Ser.
               01-C1A, Class A1, 5.77s,
               2016 (Cayman Islands)                                    916,363
       973,000 Trizechahn Office Properties Trust
               144A Ser. 01-TZHA, Class D3, 6.943s,
               2013                                                   1,041,747
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $367,246,283)                     $361,314,782

Municipal bonds and notes (0.2%) (a)
Principal amount                                     Rating (RAT)         Value
-------------------------------------------------------------------------------
    $1,075,000 IL State G.O. Bonds, 5.1s, 6/1/33     Aa3             $1,039,643
     1,795,000 NJ State Tpk. Auth. Rev. Bonds,
               Ser. B,  AMBAC, 4.252s, 1/1/16        Aaa              1,740,845
     1,770,000 OR State G.O. Bonds (Taxable
               Pension),  5.892s, 6/1/27             Aa3              1,914,113
                                                                 --------------
               Total Municipal bonds and notes
               (cost $4,640,000)                                     $4,694,601

Purchased options outstanding (--%) (a)              Expiration date/
Contract amount                                      strike price         Value
-------------------------------------------------------------------------------
    $1,000,000 US LIBOR Swaption (Call)              Dec-04/$3.08        $3,400
     1,000,000 US LIBOR Swaption (Put)               Dec-04/$3.08         2,440
                                                                 --------------
               Total Purchased options outstanding
               (cost $8,300)                                             $5,840

Short-term investments (36.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $28,138,537 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.75% to 2.03% and due dates ranging
               from November 1, 2004 to December 6,
               2004 (d)                                             $28,129,150
   343,886,993 Putnam Prime Money Market Fund (e)                   343,886,993
    25,000,000 American General Finance Corp. for
               an effective yield of
               1.79%, November 12, 2004                              24,986,326
    28,067,000 Atlantic Asset Securitization Corp.
               for an effective yield of
               1.82%, November 15, 2004                              28,046,917
    55,421,000 Barton Capital Corp. for an
               effective yield of 1.80%, November
               15, 2004                                              55,380,912
    30,000,000 Citigroup Global Markets Holdings,
               Inc. for an effective yield of
               1.65%, November 17, 2004                              29,975,600
    30,000,000 CRC Funding, LLC for an effective
               yield of 1.95%, December 14, 2004                     29,930,304
    30,000,000 Falcon Asset Securitization Corp.
               for an effective yield of
               1.82%, November 15, 2004                              29,978,767
    22,000,000 Federal National Mortgage
               Association for an effective yield
               of 1.79%, November 15, 2004                           21,984,935
    40,000,000 Federal National Mortgage
               Association for an effective yield
               of 1.79%, November 16, 2004                           39,972,000
    30,000,000 General Electric Capital Corp. for
               an effective yield of
               1.78%, November 15, 2004                              29,979,233
    30,000,000 Jupiter Securitization Corp. for an
               effective yield of 1.85%, November
               18, 2004                                              29,973,792
    20,000,000 Old Line Funding Corp. for an
               effective yield of 1.82%, November
               12, 2004                                              19,999,136
    40,000,000 Park Granada, LLC for an effective
               yield of 1.88%, November 15, 2004                     39,970,756
    30,000,000 Preferred Receivables Funding Corp.
               for an effective yield of
               1.84%, November 15, 2004                              29,978,533
    30,000,000 Ranger Funding Co., LLC for an
               effective yield of 1.81%, November
               15, 2004                                              29,978,883
    40,000,000 Sheffield Receivables Corp. for an
               effective yield of 1.83%, November
               15, 2004                                              39,971,456
    21,459,000 Thunder Bay Funding, Inc. for an
               effective yield of 1.66%, November
               15, 2004                                              21,443,561
    30,000,000 Wells Fargo Bank N.A. for an
               effective yield of 1.80%, November
               15, 2004                                              30,000,000
    40,000,000 Yorktown Capital, LLC for an
               effective yield of 1.85%, November
               19, 2004                                              39,963,000
     9,415,000 U.S. Treasury Bill zero %, November
               4, 2004 (SEG)                                          9,403,833
    58,336,000 Interest in $403,000,000 joint
               tri-party repurchase agreement
               dated October 29, 2004 with Goldman
               Sachs & Co. due November 1,
               2004 with respect to various U.S.
               Government obligations -- maturity
               value of $58,345,042 for an
               effective yield of 1.86%
               (collateralized by Fannie Mae
               securities with a yield of 6.00% and
               due dates ranging from  August 1,
               2034 to September 1, 2034 and
               Freddie Mac securities  with yields
               ranging from 4.50% to 6.00% and due
               dates ranging from  June 1, 2024 to
               September 1, 2034)                                    58,336,000
                                                                 --------------
               Total Short-term investments
               (cost $1,011,270,087)                             $1,011,270,087
-------------------------------------------------------------------------------
               Total Investments
               (cost $3,484,135,315)                             $3,488,538,177
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,775,435,881.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2004. Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

(NON) Non-income-producing security.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2004.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at October 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

  (f) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd. and are primarily secured by shares of PSF Group Holdings, Inc. class A common stock valued at approximately $661,000.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at October 31, 2004.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at October 31, 2004.

      AMBAC represents AMBAC Indemnity Corporation.

      G.O. Bonds represent General Obligation Bonds.



Futures contracts outstanding at October 31, 2004

                                                                                           Unrealized
                                                        Aggregate        Expiration     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
CBT Interest Rate Swap
10 yr (Long)                         $2,015,438        $1,957,825            Dec-04           $57,613
Euro 90 day (Long)                    8,790,750         8,798,665            Dec-04            (7,915)
Euro 90 day (Long)                    2,193,075         2,198,513            Mar-05            (5,438)
Euro 90 day (Long)                    2,189,138         2,189,513            Jun-05              (375)
Euro 90 day (Long)                    2,185,200         2,181,526            Sep-05             3,674
Euro 90 day (Long)                    2,180,588         2,174,663            Dec-05             5,925
U.S. Treasury Bond (Long)           214,253,938       206,363,521            Dec-04         7,890,417
U.S. Treasury Note
5 yr (Short)                        386,359,875       383,196,440            Dec-04        (3,163,435)
U.S. Treasury Note
10 yr (Long)                        536,128,563       526,293,823            Dec-04         9,834,740
------------------------------------------------------------------------------------------------------
                                                                                          $14,615,206
------------------------------------------------------------------------------------------------------




TBA sale commitments outstanding at October 31, 2004
(proceeds receivable $51,808,711)

                                                        Principal        Settlement
Agency                                                     amount              date             Value
------------------------------------------------------------------------------------------------------
FNMA, 6 1/2s, November 1, 2034                        $49,500,000          11/15/04       $52,036,875
------------------------------------------------------------------------------------------------------




Interest rate swap contracts outstanding at October 31, 2004
                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Credit Suisse First Boston
International dated October 5, 2004 to
receive semi-annually the notional amount
multiplied by 4.624% and pay quarterly the
notional amount multiplied by the three
month USD-LIBOR.                                      $55,240,000           10/7/14          $906,135

Agreement with Bank of America, N.A.
dated January 26, 2004 to receive semi-
annually the notional amount multiplied by
5.2125% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR.                                             91,608,000           1/28/24         3,229,194

Agreement with Bank of America, N.A.
dated December 2, 2003 to pay semi-annually
the notional amount multiplied by 2.444% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                8,767,000           12/5/05           (51,893)

Agreement with Bank of America N.A. dated
December 12, 2003 to pay semi-annually
the notional amount multiplied by 2.1125%
and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                5,687,000          12/16/05            (2,443)

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR.                                             34,147,400            7/9/06           349,527

Agreement with Deutsche Bank AG dated
July 31, 2002 to pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually
the notional amount multiplied by 5.7756%.             54,861,045            8/2/22         6,090,714

Agreement with Deutsche Bank AG dated
July 31, 2002 to receive semi-annually the
notional amount multiplied by the three
month USD-LIBOR-BBA and pay quarterly
the notional amount multiplied by 5.86%.               61,565,504            8/2/32        (7,742,490)

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 5.601%.                                  54,861,045           8/12/22         4,554,075

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to
receive quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA and pay semi-annually
the notional amount multiplied by 5.689%.              61,565,504           8/12/32        (5,762,789)

Agreement with Lehman Brothers Special
Financing, Inc. dated August 1, 2003 to
receive semi-annually the notional amount
multiplied by 3.93% and pay quarterly the
notional amount multiplied by the three
month USD-LIBOR.                                      183,930,000            8/5/08         4,254,812

Agreement with Lehman Brothers Special
Financing, Inc. dated December 5, 2003 to
receive semi-annually the notional amount
multiplied by 2.23762% and pay quarterly the
notional amount multiplied by the three
month USD-LIBOR-BBA.                                   72,256,000           12/9/05           179,761

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to receive
semi-annually the notional amount multiplied
by 5.7756% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         54,861,045            8/2/22         5,804,142

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay
semi-annually the notional amount multiplied
by 5.152% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         53,317,584            8/2/12        (3,905,804)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 1.999% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         33,294,000           1/26/06            89,112

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.008% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         32,489,000           1/23/06            76,093

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.009% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         32,489,000           1/23/06            76,005

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 2.007% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         17,454,000           1/26/06            44,602

Agreement with Lehman Brothers Special
Financing, Inc. dated December 12, 2003 to
pay semi-annually the notional amount
multiplied by 4.579% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA.                                   17,662,000          12/16/13          (555,806)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 4.71% and receive quarterly the
notional amount multiplied by the three
month USD-LIBOR-BBA.                                   14,151,000          12/15/13          (594,893)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to
pay semi-annually the notional amount
multiplied by 4.408% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA.                                   10,740,000           1/23/14          (153,488)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.419% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         10,740,000           1/23/14          (163,475)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 2.235% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA.                                    3,382,000          12/15/05            (7,741)

Agreement with Merrill Lynch Capital
Services, Inc. dated August 8, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 5.601%.                                  54,861,045           8/12/22         4,674,956

Agreement with Merrill Lynch Capital
Services, Inc. dated August 8, 2002 to receive
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 4.94%.                                              53,317,584           8/13/12        (3,015,886)

Agreement with Morgan Stanley Capital
Services, Inc. dated September 28, 2000 to
pay semi-annually the notional amount
multiplied by 6.94% and receive quarterly the
notional amount multiplied by the three
month USD-LIBOR-BBA.                                   28,000,000           10/2/10        (4,640,549)
------------------------------------------------------------------------------------------------------
                                                                                           $3,731,871
------------------------------------------------------------------------------------------------------




Total return swap contracts outstanding at October 31, 2004
                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs Capital
Markets, L.P. dated October 29, 2004 to pay
monthly the notional amount multiplied by the
spread depreciation of the Lehman Brothers
AAA Commercial Mortgage Backed Securities
Index adjusted by a modified duration factor and
receive monthly the notional amount multiplied
by the appreciation of the Lehman Brothers
AAA Commercial Mortgage Backed Securities
Index plus 25 basis points.                           $45,585,330            5/1/05               $--

Agreement with Deutsche Bank AG dated
July 16, 2004 to receive at maturity the notional
amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities
Index adjusted by a modified duration factor
and pay at maturity the notional amount
multiplied by the nominal spread appreciation
of the Lehman Brothers AAA Commercial
Mortgage Backed Securities Index and an
accrual of 40 basis points plus the beginning
of the period nominal spread of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index.                                      16,857,000           1/31/05           (55,554)

Agreement with Deutsche Bank AG dated
June 28, 2004 to pay at maturity the notional
amount multiplied by the spread appreciation
of the Lehman Brothers AAA Commercial
Mortgage Backed Securities Index adjusted
by a modified duration factor and receive at
maturity the notional amount multiplied by
the depreciation of the Lehman Brothers
AAA Commercial Mortgage Backed Securities
Index plus 43 basis points.                            23,785,500            1/1/05            97,095

Agreement with Goldman Sachs Capital
Markets, L.P. dated June 16, 2004 to pay
monthly the notional amount multiplied by
the spread appreciation of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index adjusted by a modified duration
factor and receive monthly the notional
amount multiplied by the depreciation of the
Lehman Brothers AAA Commercial Mortgage
Backed Securities Index plus 43 basis points.          31,296,493            6/1/05             4,502

Agreement with Lehman Brothers Special
Financing, Inc. dated August 12, 2004 to
receive (pay) monthly the notional amount
multiplied by the return of Lehman Brothers
CMBS ERISA-Eligible Index and pay monthly
the one month USD-LIBOR-BBA less 25
basis points.                                          30,885,806            3/1/05            92,752

Agreement with Morgan Stanley & Co. dated
July 16, 2004 to pay at maturity the notional
amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and receive
at maturity the notional amount multiplied by the
nominal spread appreciation of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index and an accrual of 47 basis points
plus the beginning of the period nominal spread
of the Lehman Brothers AAA Commercial
Mortgage Backed Securities Index.                      16,857,000           1/31/05            58,078

Agreement with Morgan Stanley & Co. dated
July 16, 2004 to pay at maturity the notional
amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and receive
at maturity the notional amount multiplied by the
nominal spread appreciation of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index and an accrual of 47 basis points
plus the beginning of the period nominal spread of
the Lehman Brothers AAA Commercial Mortgage
Backed Securities Index.                               33,714,000           1/31/05           143,229
------------------------------------------------------------------------------------------------------
                                                                                             $340,102
------------------------------------------------------------------------------------------------------




Credit default contracts outstanding at October 31, 2004
                                                                                           Unrealized
                                                                           Notional     appreciation/
                                                                             amount    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with JPMorgan Chase Bank effective September 8,
2004, maturing on December 20, 2009, to receive a premium
equal to 10.09018% times the notional amount. For each credit default event related to one of the issues within the CDX HY
3.75%, December 20, 2009 Bond Index, the fund makes a
payment of the proportional notional amount times the difference between the par value and the then-market value of the
defaulted issue.                                                         $1,905,000           $16,386

Agreement with Bank of America, N.A. effective August 11,
2004, maturing on April 15, 2010, to receive a premium equal to
4.41761% times the notional amount. Upon a credit default event of News Corp. Libor plus 85, 2010 the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of News Corp. Libor
plus 85, 2010.                                                            1,550,000            20,423

Agreement with Merrill Lynch International effective September 7,
2004, maturing on December 20, 2009, to receive a premium
equal to 10.21518% times the notional amount. Upon a credit
default event of CDX HY BB Libor plus 225, December 20,
2009 the fund makes a payment of the proportional notional
amount times the difference between the par value and the
then-market value of CDX HY BB Libor plus 225,
December 20, 2009.                                                        1,905,000            21,130

Agreement with Merrill Lynch International effective July 1,
2004, maturing on July 1, 2007, to receive a premium equal to
1.4413% times the notional amount. Upon a credit default event of Consolidated Natural Gas, 6.625%, December 12, 2008, the
fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value
of Consolidated Natural Gas, 6.625%, December 12, 2008.                   3,455,000            22,883

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.35% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.                                             3,265,778            49,201

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.55625% and the fund pays in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                      3,265,778            17,025

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.4625% and the fund pays in the event of a credit default in one of the underlying securities in
the basket of BB CMBS securities.                                         1,632,889            29,126

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.433% and the fund pays in the event of a credit default in one of the underlying securities in
the basket of BB CMBS securities.                                         1,224,667            23,278

Agreement with Deutsche Bank AG effective September 9, 2004, maturing on September 20, 2014, to receive a quarterly payment of 0.58% times the notional amount. Upon a credit default event of CVS 5.625% due March 15, 2006, the fund makes a payment
of the proportional notional amount times the difference between the par value and the then-market value of CVS 5.625%,
March 15, 2006.                                                             940,000             9,031

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the notional amount times 2.475% and the fund pays in the event of a credit default in one of the underlying securities in the basket
of BB CMBS securities.                                                      816,444             8,731

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.5% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.                                               408,222            16,757

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.6% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.                                               408,222           (10,840)
------------------------------------------------------------------------------------------------------
                                                                                             $223,131
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
October 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $27,503,887 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $3,140,248,322)          $3,144,651,184
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $343,886,993) (Note 5)        343,886,993
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          19,838,289
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,182,286
-------------------------------------------------------------------------------
Receivable for securities sold                                     82,601,186
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                        30,724,784
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                 153,149
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                            2,316,656
-------------------------------------------------------------------------------
Total assets                                                    3,626,354,527

Liabilities
-------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                      212,488
-------------------------------------------------------------------------------
Payable for securities purchased                                  729,208,560
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          8,125,915
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 3,485,961
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,374,658
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                208,477
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            3,739
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                751,979
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 28,129,150
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                           26,652,811
-------------------------------------------------------------------------------
Payable for closed swap contracts (Note 1)                             14,684
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (upfront
payments received $505,087) (Note 1)                                  424,265
-------------------------------------------------------------------------------
Payable for open credit default contracts (Note 1)                     10,840
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$51,808,711) (Note 1)                                              52,036,875
-------------------------------------------------------------------------------
Other accrued expenses                                                278,244
-------------------------------------------------------------------------------
Total liabilities                                                 850,918,646
-------------------------------------------------------------------------------
Net assets                                                     $2,775,435,881

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $2,856,938,417
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        3,693,679
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)            (108,281,223)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         23,085,008
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $2,775,435,881

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($985,938,703 divided by 143,600,195 shares)                            $6.87
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $6.87)*                  $7.19
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($323,527,497 divided by 47,421,437 shares)**                           $6.82
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($29,058,542 divided by 4,247,214 shares)**                             $6.84
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($556,725,389 divided by 81,897,434 shares)                             $6.80
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.80)*                  $7.03
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($62,158 divided by 9,049 shares)                         $6.87
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($880,123,592 divided by 127,430,047 shares)              $6.91
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended October 31, 2004

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $1,979,388 from
investments in affiliated issuers) (Note 5)                      $110,718,110
-------------------------------------------------------------------------------
Dividends                                                               8,900
-------------------------------------------------------------------------------
Securities lending                                                      7,116
-------------------------------------------------------------------------------
Total investment income                                           110,734,126

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   14,892,088
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    5,176,825
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               654,651
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             78,413
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       38,335
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,653,115
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               3,857,368
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 325,815
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               3,298,248
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      43
-------------------------------------------------------------------------------
Other                                                                 831,892
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                   142,283
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                             (142,283)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                       (206,996)
-------------------------------------------------------------------------------
Total expenses                                                     31,599,797
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (329,461)
-------------------------------------------------------------------------------
Net expenses                                                       31,270,336
-------------------------------------------------------------------------------
Net investment income                                              79,463,790
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   57,157,415
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        9,397,536
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                    18,176,871
-------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)             (2,004,675)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts, swap contracts, credit default contracts and TBA
sale commitments during the year                                   (6,192,494)
-------------------------------------------------------------------------------
Net gain on investments                                            76,534,653
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $155,998,443
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                        Year ended October 31
Decrease in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $79,463,790     $132,593,061
-------------------------------------------------------------------------------
Net realized gain on investments                  82,727,147       52,641,074
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    (6,192,494)      11,895,401
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       155,998,443      197,129,536
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (30,831,397)     (51,454,385)
-------------------------------------------------------------------------------
Class B                                           (8,440,394)     (17,549,785)
-------------------------------------------------------------------------------
Class C                                             (709,582)      (1,369,323)
-------------------------------------------------------------------------------
Class M                                          (18,188,598)     (46,267,697)
-------------------------------------------------------------------------------
Class R                                                 (224)             (25)
-------------------------------------------------------------------------------
Class Y                                          (23,947,431)     (22,813,013)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               2,568               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (738,478,401)    (547,085,050)
-------------------------------------------------------------------------------
Total decrease in net assets                    (664,595,016)    (489,409,742)

Net assets
-------------------------------------------------------------------------------
Beginning of year                              3,440,030,897    3,929,440,639
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $3,693,679 and
$136,825, respectively)                       $2,775,435,881   $3,440,030,897
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                              Year ended October 31
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $6.69           $6.59           $6.69           $6.29           $6.44
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .19 (d)         .24             .32             .38             .43
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .19             .11            (.07)            .43            (.16)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .38             .35             .25             .81             .27
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.20)           (.25)           (.35)           (.41)           (.42)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --              --              --              -- (e)          --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.20)           (.25)           (.35)           (.41)           (.42)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $6.87           $6.69           $6.59           $6.69           $6.29
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            5.70            5.45            3.93           13.39            4.39
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $985,939      $1,279,779      $1,339,061      $1,251,190        $946,755
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          .99 (d)         .93             .92             .95             .95
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         2.83 (d)        3.64            4.84            5.93            6.86
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          441.06          251.00 (f)      268.10 (f)      233.83 (f)      207.35
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                              Year ended October 31
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $6.65           $6.55           $6.65           $6.25           $6.41
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .14 (d)         .19             .27             .33             .38
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .18             .11            (.07)            .44            (.17)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .32             .30             .20             .77             .21
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.15)           (.20)           (.30)           (.37)           (.37)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --              --              --              -- (e)          --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.15)           (.20)           (.30)           (.37)           (.37)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $6.82           $6.65           $6.55           $6.65           $6.25
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            4.79            4.68            3.19           12.63            3.46
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $323,527        $520,692        $555,668        $474,783        $373,336
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.74 (d)        1.68            1.67            1.70            1.70
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         2.12 (d)        2.90            4.07            5.19            6.11
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          441.06          251.00 (f)      268.10 (f)      233.83 (f)      207.35
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                              Year ended October 31
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $6.67           $6.57           $6.67           $6.27           $6.43
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .14 (d)         .20             .26             .32             .39
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .18             .11            (.06)            .45            (.17)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .32             .31             .20             .77             .22
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.15)           (.21)           (.30)           (.37)           (.38)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --              --              --              -- (e)          --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.15)           (.21)           (.30)           (.37)           (.38)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $6.84           $6.67           $6.57           $6.67           $6.27
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            4.79            4.70            3.18           12.61            3.53
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $29,059         $42,946         $39,017         $34,545         $10,363
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.74 (d)        1.68            1.67            1.70            1.70
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         2.10 (d)        2.88            4.04            5.03            6.17
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          441.06          251.00 (f)      268.10 (f)      233.83 (f)      207.35
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                              Year ended October 31
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $6.63           $6.54           $6.64           $6.25           $6.41
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .17 (d)         .23             .30             .37             .42
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .18             .10            (.06)            .42            (.17)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .35             .33             .24             .79             .25
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.18)           (.24)           (.34)           (.40)           (.41)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --              --              --              -- (e)          --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.18)           (.24)           (.34)           (.40)           (.41)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $6.80           $6.63           $6.54           $6.64           $6.25
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            5.40            5.12            3.77           13.10            4.05
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $556,725        $884,380      $1,465,393      $1,024,351      $1,066,539
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.24 (d)        1.18            1.17            1.20            1.20
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         2.62 (d)        3.48            4.56            5.74            6.61
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          441.06          251.00 (f)      268.10 (f)      233.83 (f)      207.35
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------
                                                                   For the
                                                                    period
                                                      Year     January 21,
                                                     ended        2003+ to
Per-share                                       October 31      October 31
operating performance                                 2004            2003
---------------------------------------------------------------------------
Net asset value,
beginning of period                                  $6.69           $6.65
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (a)                              .18 (d)         .18
---------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                    .18             .03
---------------------------------------------------------------------------
Total from
investment operations                                  .36             .21
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                                     (.18)           (.17)
---------------------------------------------------------------------------
Total distributions                                   (.18)           (.17)
---------------------------------------------------------------------------
Redemption fees                                         -- (e)          --
---------------------------------------------------------------------------
Net asset value,
end of period                                        $6.87           $6.69
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                5.47            3.14*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                         $62              $1
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                             1.24 (d)         .92*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             2.57 (d)        2.65*
---------------------------------------------------------------------------
Portfolio turnover (%)                              441.06          251.00 (f)
---------------------------------------------------------------------------

   + Commencement of operations.

   * Not annualized.

 (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

 (b) Total return assumes dividend reinvestment.

 (c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

 (d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

 (e) Amount represents less than $0.01 per share.

 (f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

     The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                              Year ended October 31
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $6.72           $6.63           $6.72           $6.31           $6.46
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .21 (d)         .26             .33             .39             .45
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .19             .10            (.06)            .45            (.17)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .40             .36             .27             .84             .28
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.21)           (.27)           (.36)           (.43)           (.43)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --              --              --              -- (e)          --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.21)           (.27)           (.36)           (.43)           (.43)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $6.91           $6.72           $6.63           $6.72           $6.31
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            6.06            5.50            4.26           13.73            4.58
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $880,124        $712,232        $530,302        $234,826        $194,267
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          .74 (d)         .68             .67             .70             .70
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         3.01 (d)        3.82            5.03            6.23            7.11
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          441.06          251.00 (f)      268.10 (f)      233.83 (f)      207.35
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
October 31, 2004

Note 1
Significant accounting policies

Putnam Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, and may invest in preferred stocks and common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other Putnam funds and products and certain college savings plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstand ing at period end, if any, are listed after the fund's portfolio.

I) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

K) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At October 31, 2004, the value of securities loaned amounted to $27,503,887. The fund received cash collateral of $28,129,150, which is pooled with collateral of other Putnam funds into 23 issuers of high-grade short-term investments.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2004, the fund had a capital loss carryover of $90,691,223 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
--------------------------------
  $81,110,899   October 31, 2008
    9,580,324   October 31, 2009

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, defaulted bond interest, both realized and unrealized gains and losses on certain futures contracts, market discount, income on swap contracts and interest only securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2004, the fund reclassified $6,210,690 to decrease distributions in excess of net investment income and $18,705 to decrease paid-in-capital, with an increase to accumulated net realized loss of $6,191,985.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $45,970,109
Unrealized depreciation            (44,545,068)
                                  ------------
Net unrealized appreciation          1,425,041
Undistributed ordinary
income                               5,509,831
Capital loss carryforward          (90,691,223)
Cost for federal income
tax purposes                    $3,487,113,136

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended October 31, 2004, Putnam Management did not waive any of its management fee to the fund.

For the period ended October 31, 2004, Putnam Management has assumed $142,283 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters. (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended October 31, 2004, the fund paid PFTC $5,323,632 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2004, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2004, the fund's expenses were reduced by $329,461 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,382, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $93,128 and $26,700 from the sale of class A and class M shares, respectively, and received $1,362,275 and $9,111 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2004, Putnam Retail Management, acting as underwriter, received $14,940 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended October 31, 2004, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $8,377,848,226 and $9,083,955,974, respectively. Purchases and sales of U.S. government securities aggregated $688,172,651 and $627,972,845, respectively.

Note 4
Capital shares

At October 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         31,909,191      $215,884,659
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,924,327        26,568,614
----------------------------------------------------------------
                                    35,833,518       242,453,273

Shares repurchased                 (83,555,493)     (563,786,160)
----------------------------------------------------------------
Net decrease                       (47,721,975)    $(321,332,887)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         64,320,405      $430,702,454
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     6,680,278        44,601,520
----------------------------------------------------------------
                                    71,000,683       475,303,974

Shares repurchased                 (82,729,679)     (553,385,989)
----------------------------------------------------------------
Net decrease                       (11,728,996)     $(78,082,015)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,965,748       $40,111,036
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,058,264         7,119,883
----------------------------------------------------------------
                                     7,024,012        47,230,919

Shares repurchased                 (37,941,033)     (254,154,887)
----------------------------------------------------------------
Net decrease                       (30,917,021)    $(206,923,968)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         33,665,735      $223,472,856
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,225,072        14,761,328
----------------------------------------------------------------
                                    35,890,807       238,234,184

Shares repurchased                 (42,340,422)     (281,470,527)
----------------------------------------------------------------
Net decrease                        (6,449,615)     $(43,236,343)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            647,675        $4,369,481
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        83,989           566,659
----------------------------------------------------------------
                                       731,664         4,936,140

Shares repurchased                  (2,926,972)      (19,647,559)
----------------------------------------------------------------
Net decrease                        (2,195,308)     $(14,711,419)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,047,846       $33,637,238
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       165,444         1,100,822
----------------------------------------------------------------
                                     5,213,290        34,738,060

Shares repurchased                  (4,705,577)      (31,352,525)
----------------------------------------------------------------
Net increase                           507,713        $3,385,535
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,986,876       $13,366,689
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        90,333           585,650
----------------------------------------------------------------
                                     2,077,209        13,952,339

Shares repurchased                 (53,602,766)     (357,675,112)
----------------------------------------------------------------
Net decrease                       (51,525,557)    $(343,722,773)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         31,342,625      $207,455,675
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       204,214         1,351,032
----------------------------------------------------------------
                                    31,546,839       208,806,707

Shares repurchased                (122,204,015)     (812,521,239)
----------------------------------------------------------------
Net decrease                       (90,657,176)    $(603,714,532)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              9,565           $65,384
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            33               224
----------------------------------------------------------------
                                         9,598            65,608

Shares repurchased                        (703)           (4,826)
----------------------------------------------------------------
Net increase                             8,895           $60,782
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                             to October 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                151            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             3                25
----------------------------------------------------------------
                                           154             1,025

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               154            $1,025
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         56,419,971      $384,844,473
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,518,688        23,947,431
----------------------------------------------------------------
                                    59,938,659       408,791,904

Shares repurchased                 (38,418,296)     (260,640,040)
----------------------------------------------------------------
Net increase                        21,520,363      $148,151,864
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         59,108,522      $398,637,818
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,400,711        22,813,013
----------------------------------------------------------------
                                    62,509,233       421,450,831

Shares repurchased                 (36,627,948)     (246,889,551)
----------------------------------------------------------------
Net increase                        25,881,285      $174,561,280
----------------------------------------------------------------

At October 31, 2004, Putnam, LLC owned 158 class R shares of the fund (1.7% of class R shares outstanding), valued at $1,085.


Note 5
Investment in Putnam
Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2004, management fees paid were reduced by $206,996 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $1,979,388 for the period ended October 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class-action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class-action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Federal tax information
(Unaudited)

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company 's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48)

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to November 2004, Mr. Smith was a Director of Marsh & McLennan Companies, Inc. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2004, there were 110 Putnam Funds. All Trustees other than Ms. Drucker and Messrs. Worley and Haldeman serve as Trustees of all Putnam funds. Ms. Drucker and Messrs. Worley and Haldeman currently serve as Trustees of 82 Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S. Intermediate Government Income Fund and Putnam Floating Rate Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN035-216544  12/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Income Fund
Supplement to Annual Report dated 10/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 10/31/04

                                                                        NAV

1 year                                                                 6.06%
5 years                                                               38.75
Annual average                                                         6.77
10 years                                                              94.15
Annual average                                                         6.86
Life of fund (since class A inception, 11/1/54)
Annual average                                                         8.22

Share value:                                                            NAV

10/31/03                                                              $6.72
10/31/04                                                              $6.91

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                     12         $0.211              --               $0.211

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (6/16/94) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 11-12 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 10/31/04

                                                                     Class Y

Expenses paid per $1,000*                                              $3.79
Ending value (after expenses)                                      $1,040.00
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 10/31/04

                                                                     Class Y

Expenses paid per $1,000*                                              $3.76
Ending value (after expenses)                                      $1,021.42
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio +                                 0.74%
Average annualized expense ratio for Lipper peer group ++              0.79%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.

----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
October 31, 2004    $46,890*    $--             $4,100    $  655
October 31, 2003    $37,400     $--             $3,600    $5,250

*Includes fees of $ 3,790 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended October 31, 2004 and October 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $4,755 and $8,850, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating relating interfund trading and the registration of securities in Japan.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
October 31, 2004    $--             $--   $--         $--
October 31, 2003    $--             $--   $--         $--

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 29, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: December 29, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 29, 2004